As filed October 27, 2026	Securities Act Registration No. 333-170750
Investment Company Act Registration No. 811-22497

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 163

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 166

STRATEGY SHARES

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

Michael P. O’Hare Stradley Ronon Stevens & Young LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Shawn Hendricks Stradley Ronon Stevens & Young LLP 100 Park Avenue, Suite 200 New York, NY 10017

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

On [ ] pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on (date) pursuant to paragraph (a)(i)

X	75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[ ], 2027

PROSPECTUS

Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF

Exchange: Texas Stock Exchange, LLC

Ticker: DEPO

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS [to be updated]

FUND SUMMARY – STRATEGY SHARES STRAWBERRY FIELDS OVERNIGHT ENHANCED YIELD ETF	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	12
SHAREHOLDER INFORMATION	41
DISTRIBUTION OF THE FUND	44
MANAGEMENT OF THE FUND	44
DIVIDENDS AND DISTRIBUTIONS	45
TAX CONSEQUENCES	46
FINANCIAL HIGHLIGHTS	48

FUND SUMMARY – STRATEGY SHARES STRAWBERRY FIELDS OVERNIGHT ENHANCED YIELD etf

Investment Objective: The Fund’s investment objective is to seek current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	[ ]
Total Annual Operating Expenses	[ ]
(1)	The management fee is structured as a “unified fee,” out of which the Fund’s advisor pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.
(2)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund has not yet had any portfolio turnover. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment objective by aiming to earn a return above the Secured Overnight Financing Rate (“SOFR”), while maintaining an effective portfolio duration of approximately one business day. The Fund seeks to do so by acquiring securities and other instruments (“Instruments”) and simultaneously entering into offsetting transactions with one or more bank counterparties (each, a “Counterparty”). As a result, the Fund transfers the Instrument’s economic return to the Counterparties in exchange for a return determined by reference to prevailing short-term interest rates (each, an “Overnight Transaction”). In effect, the Fund provides financing to the Counterparties on a secured, overnight basis, and the return the Fund earns is the price those organizations pay for that financing.

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Each Counterparty receives the full return of the Instrument, which gives the Counterparty exposure to the Instrument without having to hold it on its balance sheet. The Fund’s return is the compensation it earns for providing secured, overnight financing and balance-sheet capacity, and does not reflect or assume the credit risk of the Instruments. While an Overnight Transaction is in place, the Fund does not participate in any gains or losses of the Instruments. The Fund’s enhanced income comes mainly from the payments it receives under these Overnight Transaction, rather than from interest, dividends, or appreciation on the securities it owns. Each Overnight Transaction matures on the following business day and, if both the Fund and the Counterparty agree, is replaced by a new Overnight Transaction at terms negotiated at that time. As a result, the Fund's effective duration on Overnight Transactions is approximately one day and the cash return the Fund earns is reset each business day.

The Fund depends on Counterparties’ willingness to enter into daily Overnight Transactions, and Counterparty demand may decline or disappear due to changes in credit limits, funding needs, regulatory requirements, or market conditions. Counterparties’ willingness to transact may also vary based on the characteristics of the applicable Instrument. In addition, Counterparties may have interests or information that differ from those of the Fund, including when providing valuation information for Instruments to which they have exposure. If an Overnight Transaction is not renewed, the Fund may temporarily hold the underlying Instrument until it can either enter into a new Overnight Transaction with a Counterparty or sell the Instrument to return to its intended risk profile. During these periods of no Overnight Transactions, the Fund may hold alternative short-term investments, and its yield may decline.

The Fund expects to effect Overnight Transactions principally through total return swaps and through forward contracts. When utilizing a total return swap, the Fund pays to the Counterparty the total return of the associated Instruments, including all interest, dividends and other income received and any appreciation in value, and receives from the Counterparty any depreciation in value together with a floating rate payment based on SOFR, plus or minus a negotiated spread. When utilizing a forward contract, the Fund agrees to sell the associated Instrument to the Counterparty on a future date at a price agreed at the time the contract is entered into. That forward price reflects prevailing short-term interest rates and income the Fund expects to receive on the Instruments before delivery, so that the Fund's return on the transaction is established at the outset. The Fund may use either form of derivative for any Instrument, and expects the choice to depend on the asset, the Counterparty and operational considerations.

The Fund’s Instruments may include a broad range of domestic and foreign assets, including emerging markets assets, equity and debt securities, including corporate and government obligations, asset-backed and mortgage-backed securities, and securities of any market capitalization, maturity, or credit quality (including “junk” bonds), which may be acquired directly by the Fund or indirectly through one or more Special Purpose Vehicle (“SPV”) issuances. Each SPV will be independent of the Fund and its Advisor. Instruments may also include privately offered securities sold under Rule 144A or Regulation S, which like other securities, will be limited to 15% of the Fund’s net assets to the extent that they are deemed illiquid. The Fund may also hold cash, U.S. Treasury securities, repurchase agreements and money market fund shares to meet redemptions and satisfy collateral obligations.

Alternative Short-Term Investments. The Fund generally seeks to maintain its Overnight Transactions with Counterparty across a range of market conditions and does not seek to time its participation in short-term funding markets. When eligible transactions are unavailable, or, in the Advisor’s discretion, are not entered into, the Fund may hold all or substantially all of its assets in U.S. Treasury bills, repurchase agreements collateralized by U.S. government securities or other fixed income instruments, government money market funds, and box spreads on cash-settled, European style index options. A box spread is a combination of purchased and written options structured to produce a fixed value at expiration regardless of the level of the underlying reference index, and the Fund uses box spreads as an alternative means of obtaining short-term returns. During any period in which the Fund holds principally alternative short-term investments, the Fund's yield is likely to approximate prevailing short-term U.S. government rates and to be lower, potentially substantially lower, than the yield the Fund seeks to earn through its Overnight Transactions with Counterparties.

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The Fund concentrates its investments (i.e., invests more than 25% of its assets) in the Non-Depository Institutions; Security Brokers, Dealers, and Flotation; and the Depository Institutions industries, collectively. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, nor is it a complete investment program.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and value of the Fund and your investment. These risks affect the Fund directly, as well as through the ETFs in which it invests.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Changing Fixed Income Market Conditions Risk. The future direction of interest rates is uncertain at this time. If interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Counterparty Risk. The Fund’s transactions with Counterparties are not exchange-traded or centrally cleared. If a Counterparty becomes insolvent or fails to perform, the Fund could lose amounts owed to it, collateral it has posted,

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and the benefit of its offsetting position. The Fund may also be required to settle transactions before receiving corresponding payments. The Fund’s yield enhancement comes from providing secured financing to the Counterparty. In the event of a default by the Counterparty, the Fund is a potential creditor on amounts owed by the Counterparty, which may be offset by any potential gains from liquidation of the assets. Any amounts owed by the Counterparty in the event of a default is a senior derivative claim for bankruptcy purposes.

•	Settlement. The Fund may be required to make a payment or deliver securities before receiving the corresponding payment or delivery. If a Counterparty fails to perform after the Fund has performed, the Fund could lose the full amount of its payment or delivery rather than only the net amount owed to it. This risk is greater where the parties settle in different markets or time zones.
•	Counterparty Concentration. The Fund expects to transact with a limited number of Counterparties and may have substantial exposure to a single Counterparty. Adverse developments affecting a Counterparty could significantly reduce the Fund’s capacity to implement its strategy.
•	Correlation of exposure and Counterparty condition. The Fund's exposure to a Counterparty tends to be greatest when the Counterparty is least able to perform. Amounts owed to the Fund increase as the value of a Instrument declines, and such declines are most likely during periods of credit market stress, which are also when the financial condition of banking Counterparties is most likely to deteriorate. A Counterparty is also more likely to decline to transact during those periods.
•	Master agreements, netting and collateral. The Fund's transactions are intended to permit amounts owed under those agreements to be netted against one another on a close-out. The protections may prove less effective than anticipated. The Fund may also be required to post additional collateral on short notice and may be required to sell investments at disadvantageous prices to do so; collateral posted may not be segregated in a manner that fully protects the Fund, and collateral received may be insufficient or may itself decline in value.

Derivatives Risk. The performance of a derivative instrument depends largely on the performance of an underlying instrument, such as a currency, security, rate or index. In addition, the use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may be unwilling or unable to fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments, and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Additionally, the Fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties may heighten liquidity demands on the Fund’s portfolio. Derivatives may be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivatives are subject to the risk of adverse market movements and the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; and inflation and deflation. Derivatives are also subject to operational risk, including potential documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well

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as legal risks arising from insufficient documentation, insufficient capacity or authority of counterparty, or the legality or enforceability of a contract. Derivatives strategies may not be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

•	Box spreads. A box spread is a combination of purchased and written options structured to have a fixed value at expiration regardless of the level of the underlying index. Although that value is fixed, a box spread is a fixed rate instrument whose value declines if interest rates rise, and the Fund realizes its expected return only if it holds the position to expiration. Establishing and unwinding a box spread involves four option legs whose combined transaction costs may exceed the incremental return the Fund expects. Liquidity may be limited. Options that are American style or settled by physical delivery are subject to early exercise or assignment, which would cause the position to fail to produce its expected return.
•	Forward contracts. Under a forward contract the Fund agrees to sell a Instrument at a price agreed at the outset, so the Fund's return does not vary with the asset's value but the Fund bears the risk that the assumptions embedded in that price prove incorrect, including as to the income the Fund expects to receive before delivery. A dividend reduction, suspension, increase or special dividend, or a missed or deferred interest payment, would cause the Fund to realize more or less than anticipated. The Fund is obligated to deliver the asset at maturity, and if unable to do so because of a settlement failure, a transfer restriction or a corporate action, may be required to purchase or borrow the security on unfavorable terms or settle in cash at a disadvantageous price.
•	Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.
•	Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.
•	Total Return Swap Risk. The Fund uses total return swaps to neutralize the economic exposure of the Instruments it holds and to obtain a short-term financing return. The Fund relies on Counterparties’ willingness and ability to enter into daily Overnight Transactions to maintain this hedge. If a Counterparty fails to make required payments or declines to renew an Overnight Transaction, the Fund may temporarily hold the underlying Instrument without the intended hedge until it can enter into a new transaction or dispose of the Instrument, which may adversely affect the Fund’s yield and risk profile. Because Overnight Transactions reset each business day, the Fund is not subject to discounting, basis or tracking risks that may arise in longer-dated hedging derivatives, but may face liquidity and operational risks if transactions cannot be replaced promptly.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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ETF Structure Risks. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.
•	Trading Issues. Trading in Shares on the Exchange (defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid/ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.

Instrument Risk. The Fund acquires a Instrument only in conjunction with an offsetting transaction, and does not seek to hold Instruments without one. While its Overnight Transactions are in place, the Fund does not bear the economic performance of the Instruments it holds. The Fund would become exposed to a Instrument's credit risk, interest rate risk, duration and liquidity characteristics principally if a Counterparty failed to perform its obligations, including its obligation to settle amounts owed on a termination. In that event the Fund would hold an asset whose characteristics may differ substantially from those the Fund is designed to have and may include long maturities, below investment grade credit quality and restrictions on transfer. These are therefore exposures the Fund would assume upon a Counterparty's failure to perform rather than exposures the Fund runs in the ordinary course. See "Counterparty Risk."

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•	Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in mortgage-backed securities and asset-backed securities, including CLOs and CDOs, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Subordinate security classes (tranches) are highly sensitive to default and recovery rates on the underlying pool of assets because the more senior classes are generally entitled to receive payment before the subordinate classes. The liquidity of these assets may decrease over time. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.
•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social, and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
•	Equity Securities Risk. The price of equity securities will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price 4 to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
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•	Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•         Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

•	Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Mid/Small-Cap Stock Risk. The value of smaller and medium-capitalized company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Restricted securities. Instruments may include securities sold pursuant to Rule 144A, resalable only to qualified institutional buyers, and securities offered pursuant to Regulation S, which are subject to restrictions on resale to U.S. persons during a distribution compliance period and may trade principally in offshore markets such as Euroclear or Clearstream. These restrictions limit the pool of eligible purchasers and may make the securities more difficult to value and to sell, particularly during periods of market stress. In addition, Regulation S securities may have less transparent pricing, reduced liquidity, and settlement practices that differ from those of U.S. markets, which may further increase the challenges of valuing or disposing of such securities.

Limited History of Operations Risk. The Fund is a new fund with no history of operations for investors to evaluate.

Liquidity Risk. Certain Instruments held by the Fund may be illiquid, including securities that trade infrequently, are subject to transfer restrictions, or have a limited pool of eligible purchasers. A position that is economically offset by a Counterparty’s Overnight Transaction may still be illiquid if the Fund cannot readily convert the underlying Instrument to cash. The Fund may be unable to sell illiquid securities at prices approximating the values used to calculate net asset value, particularly when meeting redemptions, satisfying collateral obligations, or following the termination of a transaction. If illiquid investments exceed 15% of net assets, the Fund may be required to take actions which may adversely affect the Fund.

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Management Risk. The portfolio managers’ judgments about the suitability of Instruments for use in the Fund’s Overnight Transactions may prove to be incorrect. If these assessments do not produce the anticipated results, the Fund’s yield and overall performance may be adversely affected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, trading and tariff events, geopolitical conflicts, and political events affect the securities markets.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Overnight Transaction Structure Risk. The Fund's strategy depends on its ability to transfer the return of the Instrument it holds to a Counterparty. This structure is novel, is more complex than that of most exchange-traded funds, and depends on contractual arrangements with a small number of financial institutions that are renegotiated each business day. The Fund's yield is compensation for bearing the structural risks described below and is not a substitute for the yield on a deposit, a money market fund or a Treasury security.

•	Transaction availability The Fund relies on Counterparties’ willingness to enter into daily transactions. Counterparty demand may decline or disappear due to changes in credit limits, funding needs, regulatory requirements, or market conditions. If transactions cannot be renewed, the Fund may hold backup investments and its yield may fall.
•	Instrument overhang. If a transaction is not renewed, the Fund must find another Counterparty or sell the associated Instrument to return to its intended risk profile, and continues to hold the asset until it does so. The Fund remains exposed to market movements, settlement performance, and liquidity conditions during this period.
•	Constrained investment universe and conflicts of interest. As noted above, the Fund relies on Counterparties’ willingness to enter into daily transactions. This can effectively limit the Fund’s investment universe, as Counterparties’ willingness to enter into an Overnight Transaction will depend, in part, on the applicable Instrument. Counterparties may have interests or information that differ from those of the Fund, and may provide valuation information for Instruments to which they have exposure.

SOFR Risk. The Fund’s objective and the payments it receives are determined by reference to the SOFR, so the Fund is exposed to risks associated with that benchmark. SOFR reflects conditions in the overnight Treasury repurchase market and may be more volatile than other reference rates. SOFR has a shorter performance history than more established benchmarks, may behave differently from unsecured rates, and may be revised, discontinued, or cease to be representative. Market stress, collateral shortages, or changes in Federal Reserve operations may affect SOFR and could limit the spreads available to the Fund at times when spreads might otherwise widen. If SOFR becomes unavailable, the Fund may need to use a successor or substitute rate, which could affect the Fund’s returns.

Tax Risk.

•	Subchapter M. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code, which requires it to satisfy certain asset diversification requirements at the end of each quarter measured by reference to the value of the securities the Fund holds, without regard to any offsetting transactions. A position that is economically hedged therefore counts in full.
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•	Intended Tax Treatment. The tax treatment of the Fund's transactions, including the character and timing of income and whether it constitutes qualifying income, is not entirely free from doubt. If the Fund failed to qualify as a regulated investment company, it would be taxed at the entity level.
•	Withholding. Where the Fund makes payments to a non-U.S. Counterparty determined by reference to dividends on U.S. equity securities, the Fund may be required to withhold U.S. tax and may incur costs and liabilities as a withholding agent. The Fund may also be subject to non-U.S. withholding taxes on income from non-U.S. Instruments. Most of the Fund's distributions are expected to be taxable as ordinary income and are not expected to qualify for the reduced rates applicable to qualified dividend income. The proportion treated as capital gain may vary depending on the extent to which the Fund holds box spreads and other instruments subject to special tax rules. The Fund may also make distributions constituting a return of capital.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs and may result in higher taxes when Fund shares are held in a taxable account, which may adversely affect the Fund’s performance.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk. Some Instruments held by the Fund may not have readily available market quotations and may be valued at fair value under procedures adopted by the Advisor as the Fund’s valuation designee. Fair-valued securities may be difficult to sell and may not realize the values assigned to them. The Fund’s swaps and forward contracts are also valued at fair value. Because the Fund’s transactions are intended to offset the economics of the Instruments, differences in valuation inputs, sources, or timing between the Instrument and the related transaction may cause the Fund’s net asset value to fluctuate even when the positions are economically matched.

Yield Risk. The Fund seeks to maintain its Counterparty transactions across a range of market conditions rather than entering into them selectively when spreads are wide, so the Fund's return reflects the prevailing price of balance sheet capacity and the Fund is continuously exposed to conditions in short-term funding markets. That price varies with bank funding costs, leverage ratio and liquidity requirements, accounting treatment, competition among providers of similar transactions, and general market conditions, and the Fund does not seek to time it. Changes in banking regulation, supervisory expectations or accounting standards that reduce the benefit a Counterparty obtains from these transactions could reduce or eliminate the spreads available to the Fund.

Spread compression and reinvestment. Because the Fund’s transactions mature each business day, the Fund reinvests substantially all of its assets daily at whatever terms are available. The Fund cannot lock in spreads, has no contractual protection against spread declines, and spreads may remain compressed for extended periods. If available transactions offer returns below those of the Fund’s backup investments, the Fund expects to hold backup investments instead, which would likely reduce the Fund’s yield and may result in returns below SOFR

Interest rate variability. The Fund’s income resets daily based on SOFR, so the Fund’s yield will rise and fall immediately with short-term interest rates and may decline rapidly if rates fall. The Fund does not seek to maintain any particular level of income, and its distributions will vary. Yield over short periods may differ significantly from yield over longer periods and should not be relied upon as an indication of future results. Because the rate resets daily, the Fund provides no protection against falling short-term interest rates.

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Correlation of return and Counterparty risk. The price of balance sheet capacity may widen during periods of stress in short-term funding markets, which are periods in which Counterparties are more likely to experience financial difficulty, so the return the Fund earns may be highest at times when the risk of Counterparty non-performance is greatest.

Performance:

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling (855) 4SS-ETFS or (855) 477-3837 and on the Fund’s website at www.strategysharesetfs.comAnnual Total Return.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers: Yang Tang, Portfolio Manager of the Advisor, serves as the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Tang has served the Fund in this capacity since it commenced operations in [ ], 2026.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Texas Stock Exchange, LLC (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is to seek current income. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by aiming to earn a return above the Secured Overnight Financing Rate (“SOFR”), while maintaining an effective portfolio duration of approximately one business day. The Fund seeks to do so by acquiring securities and other instruments (“Instruments”) and simultaneously entering into offsetting transactions with one or more bank counterparties (each, a “Counterparty”). As a result, the Fund transfers the Instrument’s economic return to the Counterparties in exchange for a return determined by reference to prevailing short-term interest rates (each, an “Overnight Transaction”). In effect, the Fund provides financing to the Counterparties on a secured, overnight basis, and the return the Fund earns is the price those organizations pay for that financing.

Each Counterparty receives the full return of the Instrument, which gives the Counterparty exposure to the Instrument without having to hold it on its balance sheet. The Fund’s return is the compensation it earns for providing secured, overnight financing and balance-sheet capacity, and does not reflect or assume the credit risk of the Instruments. While an Overnight Transaction is in place, the Fund does not participate in any gains or losses of the Instruments. The Fund’s enhanced income comes mainly from the payments it receives under these Overnight Transaction, rather than from interest, dividends, or appreciation on the securities it owns. Each Overnight Transaction matures on the following business day and, if both the Fund and the Counterparty agree, is replaced by a new Overnight Transaction at terms negotiated at that time. As a result, the Fund's effective duration on Overnight Transactions is approximately one day and the cash return the Fund earns is reset each business day.

The Fund depends on Counterparties’ willingness to enter into daily Overnight Transactions, and Counterparty demand may decline or disappear due to changes in credit limits, funding needs, regulatory requirements, or market conditions. Counterparties’ willingness to transact may also vary based on the characteristics of the applicable Instrument. In addition, Counterparties may have interests or information that differ from those of the Fund, including when providing valuation information for Instruments to which they have exposure. If an Overnight Transaction is not renewed, the Fund may temporarily hold the underlying Instrument until it can either enter into a new Overnight Transaction with a Counterparty or sell the Instrument to return to its intended risk profile. During these periods of no Overnight Transactions, the Fund may hold alternative short-term investments, and its yield may decline.

The Fund expects to effect Overnight Transactions principally through total return swaps and through forward contracts. When utilizing a total return swap, the Fund pays to the Counterparty the total return of the associated Instruments, including all interest, dividends and other income received and any appreciation in value, and receives from the Counterparty any depreciation in value together with a floating rate payment based on SOFR, plus or minus a negotiated spread. When utilizing a forward contract, the Fund agrees to sell the associated Instrument to the Counterparty on a future date at a price agreed at the time the contract is entered into. That forward price reflects prevailing short-term interest rates and income the Fund expects to receive on the Instruments before delivery, so that the Fund's return on the transaction is established at the outset. The Fund may use either form of derivative for any Instrument, and expects the choice to depend on the asset, the Counterparty and operational considerations.

The Fund’s Instruments may include a broad range of domestic and foreign assets, including emerging markets assets, equity and debt securities, including corporate and government obligations, asset-backed and mortgage-

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backed securities, and securities of any market capitalization, maturity, or credit quality (including “junk” bonds), which may be acquired directly by the Fund or indirectly through one or more Special Purpose Vehicle (“SPV”) issuances. Each SPV will be independent of the Fund and its Advisor. Instruments may also include privately offered securities sold under Rule 144A or Regulation S, which like other securities, will be limited to 15% of the Fund’s net assets to the extent that they are deemed illiquid. The Fund may also hold cash, U.S. Treasury securities, repurchase agreements and money market fund shares to meet redemptions, satisfy collateral obligations.

Alternative Short-Term Investments. The Fund generally seeks to maintain its Overnight Transactions with Counterparty across a range of market conditions and does not seek to time its participation in short-term funding markets. When eligible transactions are unavailable, or, in the Advisor’s discretion, are not entered into, the Fund may hold all or substantially all of its assets in U.S. Treasury bills, repurchase agreements collateralized by U.S. government securities or other fixed income instruments, government money market funds, and box spreads on cash-settled, European style index options. A box spread is a combination of purchased and written options structured to produce a fixed value at expiration regardless of the level of the underlying reference index, and the Fund uses box spreads as an alternative means of obtaining short-term returns. During any period in which the Fund holds principally alternative short-term investments, the Fund's yield is likely to approximate prevailing short-term U.S. government rates and to be lower, potentially substantially lower, than the yield the Fund seeks to earn through its Overnight Transactions with Counterparties.

The Fund concentrates its investments (i.e., invests more than 25% of its assets) in the Non-Depository Institutions; Security Brokers, Dealers, and Flotation; and the Depository Institutions industries, collectively. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

PRINCIPAL INVESTMENT RISKS

All ETFs carry a certain amount of risk. As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, nor is it a complete investment program.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

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Changing Fixed Income Market Conditions Risk. Changes to monetary policy, particularly increases in the federal funds rate by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) or increases in equivalent foreign interest rates, could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Counterparty Risk. The Fund's transactions are privately negotiated and are not traded on an exchange or cleared through a central counterparty. Because substantially all of them mature on the next business day, the Fund's exposure to any Counterparty is ordinarily limited to amounts owed in respect of a single business day, together with any collateral posted and not recovered. That exposure is materially smaller than under longer dated transactions but is not eliminated, and its size varies with the volatility of the associated Instrument, since a more volatile asset produces larger amounts owed between the Fund and a Counterparty over any single day. If a Counterparty becomes insolvent, is placed into resolution, or otherwise fails to perform, the Fund could lose amounts owed to it, could lose collateral it has posted, and would lose the benefit of its offsetting position with respect to the associated Reference Assets.

•	Settlement. The Fund may be required to make a payment or deliver securities before receiving the corresponding payment or delivery. If a Counterparty fails to perform after the Fund has performed, the Fund could lose the full amount of its payment or delivery rather than only the net amount owed to it. This risk is greater where the parties settle in different markets or time zones.
•	Concentration. The Fund expects to transact with a limited number of Counterparties and may at times have all or substantially all of its exposure with a single Counterparty. Its ability to diversify is limited by the number of institutions willing and able to transact, by documentation and credit approval processes, and by the cost of maintaining multiple relationships. Adverse developments affecting one Counterparty could cause the Fund to lose a substantial portion of its capacity at once.
•	Correlation of exposure and Counterparty condition. The Fund's exposure to a Counterparty tends to be greatest when the Counterparty is least able to perform. Amounts owed to the Fund increase as the value of a Reference Asset declines, and such declines are most likely during periods of credit market stress, which are also when the financial condition of banking Counterparties is most likely to deteriorate. A Counterparty is also more likely to decline to transact during those periods. The Fund's collateral arrangements and overnight tenor reduce but do not eliminate these risks.
•	Master agreements, netting and collateral. The Fund's transactions are documented under ISDA Master Agreements with Credit Support Annexes, Global Master Repurchase Agreements and Global Master Securities Lending Agreements, together with arrangements intended to permit amounts owed under those agreements to be netted against one another on a close-out. The protections may prove less effective than anticipated. Enforceability of close-out netting, particularly across different agreement types governed by different laws, depends on governing law and the applicable insolvency regime, and opinions supporting netting across products are available for fewer jurisdictions and are more qualified than those supporting netting within a single agreement. A Counterparty that is a banking organization may be subject to resolution regimes that stay default rights or write down liabilities. The Fund may also be required to post additional collateral on short notice and may be required to sell investments at disadvantageous prices to do so; collateral posted may not be segregated in a manner that fully protects the Fund, and collateral received may be insufficient or may itself decline in value.
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Derivatives Risk. The Fund uses derivatives, including swaps, forward contracts, and options, as part of its strategy to transfer the economic return of the Instruments it holds and to obtain short-term financing returns. Derivatives involve risks different from, or potentially greater than, investing directly in securities. These risks include the possibility that a Counterparty fails to perform its obligations, that derivatives may be difficult to value or may not correlate as expected with the associated Instrument, and that the Fund may be unable to close out a derivative position at a desirable time or price. Derivatives may be less liquid than traditional investments, may be subject to changing regulatory requirements, and may have complex tax effects. The Fund’s use of derivatives may increase volatility to the extent positions do not perform as intended.

•	Box spreads. A box spread is a combination of purchased and written options structured to have a fixed value at expiration regardless of the level of the underlying index. Although that value is fixed, a box spread is a fixed rate instrument whose value declines if interest rates rise, and the Fund realizes its expected return only if it holds the position to expiration. Establishing and unwinding a box spread involves four option legs whose combined transaction costs may exceed the incremental return the Fund expects. Liquidity may be limited. Options that are American style or settled by physical delivery are subject to early exercise or assignment, which would cause the position to fail to produce its expected return.
•	Forward contracts. Under a forward contract the Fund agrees to sell a Instrument at a price agreed at the outset, so the Fund's return does not vary with the asset's value but the Fund bears the risk that the assumptions embedded in that price prove incorrect, including as to the income the Fund expects to receive before delivery. A dividend reduction, suspension, increase or special dividend, or a missed or deferred interest payment, would cause the Fund to realize more or less than anticipated. The Fund is obligated to deliver the asset at maturity, and if unable to do so because of a settlement failure, a transfer restriction or a corporate action, may be required to purchase or borrow the security on unfavorable terms or settle in cash at a disadvantageous price.
•	Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.
•	Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.
•	Total Return Swap Risk. The Fund uses total return swaps to neutralize the economic exposure of the Instruments it holds and to obtain a short-term financing return. The Fund relies on Counterparties’ willingness and ability to enter into daily Overnight Transactions to maintain this hedge. If a Counterparty fails to make required payments or declines to renew an Overnight Transaction, the Fund may temporarily hold the underlying Instrument without the intended hedge until it can enter into a new transaction or dispose of the Instrument, which may adversely affect the Fund’s yield and risk profile. Because Overnight Transactions reset each business day, the Fund is not subject to discounting, basis or tracking risks that may arise in longer-dated hedging derivatives, but may face liquidity and operational risks if transactions cannot be replaced promptly.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.
•	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
•	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly, and you may pay more than NAV when buying Shares on the secondary market or you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid/ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. Because bid-ask spreads vary over time based on trading volume and market liquidity
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(including for the underlying securities held by the Fund), spreads may widen if the Fund’s shares have little trading volume and market liquidity. Conversely, the bid-ask spreads will generally be narrower if the Fund’s shares have more trading volume and market liquidity.

Instrument Risk. The Fund acquires an Instrument only in conjunction with an offsetting transaction, and does not seek to hold Instruments without one. While its transactions are in place, the Fund does not bear the economic performance of the Instruments it holds. The Fund would become exposed to an Instrument's credit risk, interest rate risk, duration and liquidity characteristics principally if a Counterparty failed to perform its obligations, including its obligation to settle amounts owed on a termination. In that event the Fund would hold an asset whose characteristics may differ substantially from those the Fund is designed to have and may include long maturities, below investment grade credit quality and restrictions on transfer. These are therefore exposures the Fund would assume upon a Counterparty's failure to perform rather than exposures the Fund runs in the ordinary course. See "Counterparty Risk."

•	Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities are also subject to extension risk. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor to forecast interest rates and other economic factors correctly. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The value of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.
•	Emerging Market Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging market securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less
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developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional, and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing, and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited, which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging market countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. Other risks of investing in emerging market securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

•	Equity Securities Risk. The price of equity securities will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price 4 to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Foreign Investment Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or
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changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease, and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.
•	Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies, or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-

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backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities, and particularly non-agency non-investment grade mortgage-backed securities, may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose, and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for “sub-prime” notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

•	Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
•	Restricted securities. Instruments may include securities sold pursuant to Rule 144A, resalable only to qualified institutional buyers, and securities offered pursuant to Regulation S, which are subject to restrictions on resale to U.S. persons during a distribution compliance period and may trade principally in offshore markets such as Euroclear or Clearstream. These restrictions limit the pool of eligible purchasers and may make the securities more difficult to value and to sell, particularly during periods of market stress. In addition, Regulation S securities may have less transparent pricing, reduced liquidity, and settlement practices that differ from those of U.S. markets, which may further increase the challenges of valuing or disposing of such securities.

Limited History of Operations Risk. The Fund is a new fund with no history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended (the “Code”), that do not apply to the Adviser’s management of individual and institutional accounts. As a result, the Adviser may not achieve its intended result in managing the Fund.

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Liquidity Risk. An illiquid investment is one the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without significantly changing its market value. Reference Assets that are subject to transfer restrictions, that trade infrequently, or for which a limited pool of eligible purchasers exists may be illiquid, and a position that is economically offset by a Counterparty transaction may nonetheless be illiquid, because liquidity is determined by the Fund's ability to convert the position to cash rather than by whether it bears price risk on it. If the Fund is required to sell such securities to meet redemptions, to satisfy collateral obligations, or following the termination of a transaction, it may be unable to do so at prices approximating the values used in calculating net asset value. If illiquid investments exceed 15% of net assets, the Fund may be required to take actions that could adversely affect the Fund.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that its investment management strategy may not produce the intended results.

Market Risk. Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates, trading and tariff events, geopolitical conflicts, and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Overnight Transaction Structure Risk. The Fund's ability to earn a return in excess of SOFR depends almost entirely on its ability to transfer the economic return of the assets it holds to a Counterparty. Each transaction references the specific Reference Asset the Fund holds and is intended to offset that asset's economics in full. The Fund's enhanced income consists principally of the payments it receives under those transactions and not of the interest, dividends or appreciation on the securities the Fund actually owns. This structure is novel, is more complex than that of most exchange-traded funds, and depends on contractual arrangements with a small number of financial institutions that are renegotiated each business day. Investors should understand that the Fund's yield is compensation for bearing the structural risks described below and is not a substitute for the yield on a deposit, a money market fund or a Treasury security.

•	Transaction availability. Substantially all of the Fund's transactions mature on the next business day. Counterparty demand may decline or disappear for reasons unrelated to the Fund, including changes in a Counterparty's credit limits, capital position, funding needs, internal approvals or risk appetite, changes in banking regulation or accounting standards, competition from other providers, or general conditions in short-term funding markets. The Fund does not borrow to finance its portfolio and is not dependent on Counterparties for funding, so a decline in demand does not require the Fund to liquidate assets to meet obligations. The consequence is instead that the Fund would hold backup investments and its return would fall.
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•	Reference Asset overhang. If a transaction is not renewed, the Fund must find another Counterparty or sell the associated Reference Asset to return to its intended risk profile, and continues to hold the asset until it does so. The Fund's transactions provide that, upon termination, the final settlement amount is determined by reference to the price at which the Fund sells the associated Reference Asset, so that the difference between that price and the value most recently settled between the parties is borne by the Counterparty rather than by the Fund. That mechanism substantially reduces the market risk the Fund bears on a position it must liquidate but does not eliminate the Fund's exposure. The Fund remains dependent on the Counterparty's performance of its settlement obligation, remains exposed to movements between the last settlement and the sale, and must still find a buyer.
•	Constrained investment universe and conflicts of interest. The Fund’s reliance on Counterparties’ willingness to enter into daily transactions can effectively limit the Fund’s investment universe. For instance, a Counterparty’s interest in a particular transaction will depend, in part, on the applicable Instrument as well as the Counterparty’s risk appetite and credit or other applicable limits. The Fund may therefore be unable to acquire assets the Advisor considers attractive and may hold more cash than anticipated. A Counterparty's interest in referencing a particular asset may also differ from the interests of the Fund, and a Counterparty may possess information about a proposed asset that the Advisor does not. The Fund may acquire Reference Assets from a Counterparty or its affiliates acting as principal or as dealer. A Counterparty or its affiliates may also serve as a source of valuation information for assets to which it has exposure, which presents a conflict of interest.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

SOFR Risk. The Fund's objective is measured against SOFR and the payments the Fund receives are determined by reference to SOFR, so the Fund is exposed to that rate in two ways. SOFR measures the cost of borrowing cash overnight secured by U.S. Treasury securities and is calculated from transactions in the overnight Treasury repurchase market. It differs fundamentally from unsecured reference rates, has a shorter history than more established benchmarks, and there is no assurance it will behave as those benchmarks have. SOFR may be more volatile than other reference rates, and its volatility reflects conditions in the overnight repurchase market, which can move sharply in periods of collateral or reserve scarcity. The Federal Reserve Bank of New York has at times conducted operations in that market, and the availability, terms and continuation of any such operations are uncertain; such operations may limit how far overnight secured rates rise during periods of funding stress, which may in turn limit the spreads available to the Fund at the times those spreads would otherwise be widest. SOFR may also be revised after publication, discontinued or modified, or cease to be representative, in which case the Fund would use a successor or substitute rate.

Tax Risk.

•	Subchapter M. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code, which requires it to satisfy certain asset diversification requirements at the end of each quarter measured by reference to the value of the securities the Fund holds, without regard to any offsetting transactions. A position that is economically hedged therefore counts in full.
•	Intended Tax Treatment. The tax treatment of the Fund's transactions, including the character and timing of income and whether it constitutes qualifying income, is not entirely free from doubt. If the Fund failed to qualify as a regulated investment company, it would be taxed at the entity level.
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•         Withholding. Where the Fund makes payments to a non-U.S. Counterparty determined by reference to dividends on U.S. equity securities, the Fund may be required to withhold U.S. tax and may incur costs and liabilities as a withholding agent. The Fund may also be subject to non-U.S. withholding taxes on income from non-U.S. Instruments. Most of the Fund's distributions are expected to be taxable as ordinary income and are not expected to qualify for the reduced rates applicable to qualified dividend income. The proportion treated as capital gain may vary depending on the extent to which the Fund holds box spreads and other instruments subject to special tax rules. The Fund may also make distributions constituting a return of capital.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs and may result in higher taxes when Fund shares are held in a taxable account, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk. Instruments may include securities that are not traded on an exchange, that trade infrequently, or for which market quotations are not readily available. Such securities are valued at fair value under procedures adopted by the Advisor as the Fund's valuation designee under Rule 2a-5, and their fair value may differ from the price the Fund could obtain in a sale. The Fund's swaps and forwards are also valued at fair value. Because the Fund's transactions are intended to offset the economics of the Instruments, differences in the inputs, sources or timing used to value the two positions may cause the Fund's net asset value to fluctuate even where the positions are economically matched.

Yield Risk. The Fund seeks to maintain its Counterparty transactions across a range of market conditions rather than entering into them selectively when spreads are wide, so the Fund's return reflects the prevailing price of balance sheet capacity and the Fund is continuously exposed to conditions in short-term funding markets. That price varies with bank funding costs, leverage ratio and liquidity requirements, accounting treatment, competition among providers of similar transactions, and general market conditions, and the Fund does not seek to time it. Changes in banking regulation, supervisory expectations or accounting standards that reduce the benefit a Counterparty obtains from these transactions could reduce or eliminate the spreads available to the Fund. There is no assurance the Fund will achieve its investment objective.

•	Spread compression and reinvestment. Because the Fund's transactions mature each business day, the Fund reinvests substantially all of its assets daily and does so at whatever terms are then available. The spread is repriced daily, the Fund has no contractual protection against a decline in it, and the Fund cannot lock in a favorable spread for any period. Spreads may remain compressed for extended periods. The Fund does not expect to maintain transactions returning less than its backup investments and would instead hold backup investments, in which case its return would approximate the return on those investments less expenses and may be below SOFR.
•	Interest rate variability. The Fund's income consists principally of payments that reset daily based on SOFR. Because the rate resets daily, the Fund's yield rises and falls with short-term interest rates immediately and without lag, and may decline substantially and rapidly if short-term rates fall. The Fund does not seek to maintain any particular level of income, its distributions will vary, and the Fund's yield over any short period, including any standardized yield the Fund quotes, may differ substantially from the yield earned over a longer period. Investors should not rely on the Fund's yield for any short period as an
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indication of future results. A daily reset also means the Fund provides no protection against falling short-term rates, in contrast to instruments with fixed rates or longer reset periods.

•	Correlation of return and Counterparty risk. The price of balance sheet capacity may widen during periods of stress in short-term funding markets, which are periods in which Counterparties are more likely to experience financial difficulty, so the return the Fund earns may be highest at times when the risk of Counterparty non-performance is greatest.

Non-Principal Investment Risks

Descriptions of non-principal risks are set forth below. These risks could adversely affect the net asset value, market price, total return and value of the Fund and your investment.

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans

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may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental, and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Capacity Risk. The markets and securities in which the Fund invests may, at times, have limited capacity, and the Advisor may not be able to allocate as much of the Fund’s assets to a particular investment or type of investment as it desires. Under such conditions, the execution of the Fund’s strategy may be affected, and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”) Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs

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issue classes, or “tranches,” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks, including, but not limited to, interest rate risk and credit risk.

Commodity Risk. Exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange-traded trusts and commodity-based exchange-traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Conflict of Interest - Advisor Risk. The Advisor and other individuals associated with the Advisor may have compensation and/or other arrangements that may be in conflict with the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.
•	The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and

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are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities may have characteristics similar to common stocks, especially when their conversion value is greater than the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk bonds.”

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk. The Fund may use derivatives, including options, swaps, forwards and other transactions.

•	Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.
•	Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration, and exposure risks.
•	Credit Spread Options Risk. The Fund's credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund's credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.
•	Forwards Risk. Forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded and are therefore dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.
•	Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances, and because futures contracts do not pay dividends.
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Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the Instrument. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss to the Fund, which could significantly adversely affect the Fund’s performance.

•	Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.
•	Options Risk. There are risks associated with the Fund’s sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund’s portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; and inflation and deflation. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including:

•	Leverage and Volatility Risk. Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a
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relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.

•	Liquidity Risk. Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Tracking Risk. Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Advisor's expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.
•	Sub-strategy Risk. Certain hedging strategies, known as spreads or straddles, expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction, the Fund will invest in a combination of long and short (written) positions on an option on an underlying reference instrument, but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Advisor expects. In a straddle transaction, the Fund will invest in long puts and calls or short puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.
•	Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes, particularly in periods of rising interest rates. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and

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a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage, or distribution, may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if a Master Limited Partnership (“MLP”), or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil, and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. The volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. Energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

Exchange Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to

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extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Financing Transaction Risk. The Fund may enter into repurchase and reverse repurchase agreements and may lend and borrow securities. These transactions expose the Fund to the risk that a counterparty fails to perform and that the collateral held is insufficient, illiquid or difficult to value.

•	Repurchase agreements. If a counterparty defaults, the Fund may incur costs and delays in selling the underlying securities, may realize proceeds less than the repurchase price, and may be delayed or prevented from disposing of the securities by insolvency proceedings.
•	Reverse repurchase agreements. These are a form of borrowing and create leverage, which may magnify the effect of changes in the value of the Fund's investments. The Fund may be required to repurchase securities at a disadvantageous time or price, and if a counterparty defaults may be delayed or prevented from recovering the securities it sold. The Fund treats reverse repurchase agreements as derivatives transactions subject to the value-at-risk requirements of Rule 18f-4 / complies with the asset coverage requirements of Section 18, which may limit its ability to enter into other transactions.
•	Securities lending and borrowing. If a borrower fails to return loaned securities and the collateral is insufficient to replace them, the Fund would incur a loss. The Fund may be unable to recall loaned securities promptly, which could prevent it from selling them at a desirable time or delivering them to satisfy other obligations. Where the Fund borrows securities it must return them regardless of their value, the cost of borrowing may increase substantially if a security becomes difficult to obtain, and a lender may recall at any time.

Floating Rate Loans Risk. Floating rate loans that are senior in the capital structure of the borrower and that are secured with specific collateral generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders, and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the

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floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans. So long as the base rate for a loan remains under the floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

Floating rate debt may be rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. Derivatives trades may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Forwards Risk. Forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a commodity or a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the commodity or the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward contracts are individually negotiated and privately traded and are therefore dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation; and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory, or other events or conditions affecting countries within the specific geographic regions in which the Regional Equity ETFs invest. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value or market price may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to

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changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor believes have significant growth potential are often companies with new, limited, or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily sell a security unless that security is removed from the Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.

Index-Linked Derivative Securities Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Index-Related Risk. There is no assurance that the Index will be determined, composed, or calculated accurately. While the Index Providers provide descriptions of what the Index is designed to achieve, the Index Providers do not guarantee the quality, accuracy, or completeness of data in respect of its indices and does not guarantee that the Index will be in line with the described index methodology. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

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Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments, such as the large-cap, mid-cap and small-cap U.S. equity market segments, tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense costs, regulatory costs, and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices;

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technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Mortgage-Backed Securities (“MBS”) and Collateralized Mortgage-Backed Obligations (“CMO”) Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment or extension risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase, and the Fund may have to reinvest prepayment proceeds at a lower interest rate; conversely, during periods of rising interest rates, prepayment rates usually decline. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions, and

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expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if the Fund were to own any MLPs that were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear the expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally or with respect to certain securities, industries, or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase legal expenses incurred by the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. The net asset value or market price of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a

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security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, and other events that affect the industry, and adverse changes in the index or Instrument to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying Instrument and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for “sub-prime” notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources, or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Underlying Fund Risk. Other investment companies, including mutual funds, ETFs, and closed-end funds (“Underlying Funds”) in which the Fund invests, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the

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Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in the Underlying Funds are described below:

•	Closed-End Fund Risk. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
•	ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.
•	Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Mutual Fund Risk. Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.
•	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.
•	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value and market price per share to experience significant increases or declines in value over short periods of time; however, all investments, long-term or short-term, are subject to risk of loss.

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SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of the Fund in secondary market transactions through their financial institution. Shares of the Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s shares trade on the Exchange under the following symbol:

Fund	Symbol
Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF	DEPO

Shares of the Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase shares of the Fund in the secondary market, there is no minimum investment. While shares of the Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below (at a discount), at, or above (at a premium) their most recently calculated NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions, and other factors.

Purchasing Shares from and Redeeming Shares with the Fund

General. On each Business Day, you may purchase shares directly from the Fund, and you may tender shares for redemption directly to the Fund, in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of [10,000] shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of the Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of the Fund, you must be an Authorized Participant, or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

The Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

Except where the purchase or redemption will include cash under certain circumstances, investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The name and quantities of the instruments that constitute the Fund’s Deposit Instruments, and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments, will be specified by the Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value attributable to a Creation

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Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

The Fund generally does not offer or sell its shares outside of the U.S. Also, the Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of the Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the Statement of Additional Information (“SAI”).

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of the Fund and is recognized as the owner of all such shares. Your beneficial interest in the shares of the Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of the Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of the Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Purchase of Shares by Investment Companies

Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits registered investment companies and unit investment trusts that enter into an agreement with Strategy Shares, of which the Fund is a series (the “Trust”), (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. This aspect of Rule 12d1-4 is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since the Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price its

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shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed: (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded, or (5) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid than their larger counterparts. Similarly, the Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the underlying Index and introduce tracking error.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of the Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading, such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains, since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units, which are intended to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed, which are intended to offset the Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

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DISTRIBUTION OF THE FUND

The Fund has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by either Fund, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because such fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund, and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

MANAGEMENT OF THE FUND

Investment Advisor

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund, subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC (“Catalyst”) and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “Fund Complex.” The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. MFund Services LLC, an affiliate of the Advisor, provides the Fund with management and legal administrative support, and compliance services. The address of the Advisor is 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242.

A discussion of the Trustees’ review and approval of the Advisor’s investment advisory agreement with the Trust will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

Yang Tang, Portfolio Manager for the Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Tang has served the Fund in this capacity since it commenced operations in [ ], 2026.

Yang Tang, Yang Tang joined the Advisor as a Portfolio Manager in [ ], 2026. Mr. Tang is founder and CEO of Strawberry Fields Corporation and Arch Indices Corporation. His prior experience includes over 13 years in capital markets focused on global macro solutions. Prior to founding Strawberry Fields and Arch Analytics, Mr. Tang was Head of Solutions Sales, Americas at Credit Agricole CIB from 2018 to 2022 and led Rates Structuring and

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Solutions in ICG Americas at Deutsche Bank from 2017 to 2018. Prior to joining Deutsche Bank, Mr. Tang held similar roles in global macro solutions at Citigroup and Morgan Stanley. Mr. Tang has worked with banks, insurers, and asset managers globally on solutions across asset classes for asset-liability management, yield enhancement, capital, and tactical opportunities. Mr. Tang holds a MBA from Columbia Business School and a BS in Economics from Purdue University.

The SAI provides additional information about the portfolio manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

Fees Paid to Advisor

As full compensation for its services to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of [ ]% of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Fund, the Advisor has agreed to pay all routine expenses of the Fund (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest expense (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare and pay dividends on investment income, if any, weekly. The Fund also intends to make distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by the Fund in additional shares of the Fund. Contact your broker to determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of the Fund will occur after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution, and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

45

TAX CONSEQUENCES

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain federal income tax consequences relating to an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Fund’s distributions and the sale of Fund shares. Consult your personal tax adviser about the potential tax consequences of your investment in the Fund under all applicable tax laws. For more information, please see the SAI section “Taxes.”

Taxation of Distributions. The Fund is treated as a separate entity for Federal tax purposes. The Fund intends to qualify as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. If the Fund qualifies as a RIC, and satisfies certain distribution requirements, it will not be required to pay U.S. federal income taxes on income and gains it distributes to its shareholders.

The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Generally, distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be taxable to shareholders in the previous year.

Generally, you are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received, that are paid from the Fund’s current and accumulated earnings and profits. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A written statement will accompany any such distribution informing you that the distribution is a return of capital. If you hold Fund shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.

Distributions paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income or qualified dividend income. Distributions representing long-term capital gains, if any, will be taxable to you as long-term capital gains no matter how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price paid).

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes any ordinary dividends and capital gain distributions from the Fund, as well as any capital gains recognized on the sale or exchange of Fund shares.

Distributions of investment income designated by the Fund as derived from “qualified dividend income” (income from taxable domestic corporations and certain qualified corporations) will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain distributions paid to certain high-income taxpayers are subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined in 2025, as individuals and married couples filing jointly whose taxable income exceeds $533,400 and $600,050, respectively, per year.

Foreign Securities. The Fund may be subject to foreign withholding taxes on the income it earns from investing in foreign securities, which may reduce the return on such investments.

Backup Withholding. If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions. You are urged to read the additional information concerning withholding provided in the SAI.

46

Non-U.S. Investors. If you are not a citizen or permanent resident of the U.S., the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Taxes on Exchange-Listed Sales and Cash Redemptions of Creation Units. You will recognize a taxable gain or loss upon the sale of the Fund’s shares in the secondary market and upon the cash redemption of a Creation Unit. Currently, any capital gain or loss realized from the sale of the Fund’s shares for cash will generally be treated as long-term capital gain or loss if those shares have been held for more than one year and as short-term capital gain or loss if those shares have been held for one year or less. Any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received with respect to the shares. All or a portion of any loss recognized upon the disposition of the Fund’s shares may be disallowed under “wash sale” rules if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares that you acquired.

Taxes on In-Kind Purchases and Redemptions of Creation Units. An Authorized Participant who exchanges securities or securities and cash for a Creation Unit will generally recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for the Creation Unit. An Authorized Participant who exchanges a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities and cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased and sold and at what price.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

47

FINANCIAL HIGHLIGHTS

Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF

Because the Fund has not commenced operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

48

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.strategysharesetfs.com.

More information about the Fund is available free of charge,

upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Advisor to the Fund.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report, financial statements and other information without charge, and to make inquiries:

Call

(855) 4SS-ETFS or (855) 477-3837

Write

Strategy Shares, 36 North New York Avenue, Huntington, NY 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI, annual and semi-annual reports and financial statements, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, at www.strategysharesetfs.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

You may request Fund information from the SEC by e-mail at publicinfo@sec.gov. A duplicating fee will apply.

Investment Company Act of 1940 No. 811-22497

49

36 North New York Avenue,

Huntington, NY 11743

SUBJECT TO COMPLETION

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Series of the Trust	Texas Stock Exchange Ticker Symbol

Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF	DEPO

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains information that may be of interest to investors in Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF (the “Overnight Enhanced Yield ETF”), a series of Strategy Shares (the “Trust”), but that is not included in the Fund’s prospectus dated [    ], 2027 (the “Prospectus”). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by writing the Trust at 36 North New York Avenue, Huntington, NY 11743, or by telephoning toll free 1-800-594-7930. This SAI is also available on the Fund’s website at [    ].

[    ], 2027

TABLE OF CONTENTS

DEFINITIONS	1
OVERVIEW OF THE TRUST	2
EXCHANGE LISTING AND TRADING	2
INVESTMENT PRACTICES	3
INVESTMENT RISKS	21
INVESTMENT POLICIES	31
MANAGEMENT	33
SERVICE PROVIDERS	39
PURCHASE AND REDEMPTION OF CREATION UNITS	44
BROKERAGE TRANSACTIONS	54
ADDITIONAL INFORMATION ABOUT THE TRUST	56
PRINCIPAL HOLDERS OF SECURITIES	56
BOOK ENTRY ONLY SYSTEM	56
VOTING PROXIES OF FUND PORTFOLIO SECURITIES	58
PORTFOLIO HOLDINGS DISCLOSURE PRACTICES	58
CODE OF ETHICS	59
PORTFOLIO TURNOVER	59
DETERMINATION OF NET ASSET VALUE	59
TAXES	60
FINANCIAL STATEMENTS	68
APPENDIX 1	69
APPENDIX 2	73

DEFINITIONS

For convenience, we will use the following defined terms throughout this SAI.

Defined Term	Definition
Advisor	Rational Advisors, Inc.
Authorized Participant	An entity that has entered a Participant Agreement with the Distributor that has been accepted by the Custodian with respect to the offer and sale of the Fund’s Creation Units and is either a participant in the CNS System or is a DTC Participant.
Board	Board of Trustees of the Trust.
Business Day	Any day that the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Citi	[Citi Fund Services Ohio, Inc., the financial administrator, fund accountant, and transfer agent of the Trust.]
CNS System	Continuous Net Settlement System of the NSCC.
CNS Participant	An entity that participates in the CNS System.
Code	Internal Revenue Code of 1986, as amended.
Creation Unit	Block of 10,000 Fund shares.
Custodian	Citibank, N.A.
Distributor	[ ]
DTC	Depository Trust Company
DTC Participant	An entity for which DTC holds securities and which has access to the DTC system.
ETF	Exchange-traded fund.
Exchange	Texas Stock Exchange.
Fund	Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF
Independent Trustees	Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.
Interested Trustees	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.
NAV	Net asset value.
NRSRO	Nationally Recognized Statistical Ratings Organization, such as Moody’s Ratings (“Moody’s”) or S&P Global Ratings (“S&P”).
NSCC	National Securities Clearing Corporation, a clearing agency registered with the SEC.
SEC	U.S. Securities and Exchange Commission.
Transfer Agent	Citi.
1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
1940 Act	The Investment Company Act of 1940, as amended.

OVERVIEW OF THE TRUST

The Trust was organized on September 7, 2010, as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. The Declaration of Trust also permits the Trust to offer two or more classes of shares. Currently, the Trust offers its shares in several separate series. Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF is a non-diversified exchange-traded series of the Trust. The Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF’s investment objective is to seek long-term capital appreciation and income. Additional series may be created from time to time.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are not individually redeemable.

Currently, the Fund’s Creation Unit is comprised of [10,000] shares. Under the Declaration of Trust, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

Generally, the Fund sells and redeems Creation Units on an in-kind basis. Except for the circumstances specified in this SAI (see “Cash Transactions - Generally” and “Custom Transactions,” below), investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming their shares will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The names and quantities of the instruments that constitute the Deposit Instruments, and the names and quantities of the instruments that constitute the Redemption Instruments, will be specified by the Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the NAV of a Creation Unit and the aggregate market value of the Creation Basket exchanged for a Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (“Cash Amount”).

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance, and will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business. The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case for other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions, which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange maintains certain listing standards and requires listed companies like the Fund to continue to comply with such standards while their shares are available for trading on the Exchange. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the shares, there are fewer than 50 beneficial holders of the shares for at least 30 consecutive trading days; (2) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund fails to meet certain continued listing standards of the Exchange; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT PRACTICES

The Prospectus discusses the Fund’s principal investment strategies. Below you will find more details about the types of investments and investment practices permitted by the Fund, including those which are not part of the Fund’s principal investment strategies. These investment practices affect the Fund directly, as well as through the underlying ETFs in which it invests.

EQUITY SECURITIES

Equity securities include both foreign and domestic common stocks, preferred stocks, exchange-traded funds, other business organizations, real estate investment trusts, and other securities which the Advisor believes have equity characteristics.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation (including real estate investment trusts (“REITs”), as discussed below) and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by a corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate if the corporation has the financial ability to pay such dividends.

Exchange-Traded Funds

ETFs are traded on stock exchanges or on the over-the-counter market at their market price. Certain ETFs track the performance of a designated index or benchmark and invest in the securities comprising that index or benchmark. Other ETFs do not attempt to track the performance of an index and hold portfolio securities that are actively managed by their investment advisor. ETFs generally issue and redeem shares in creation units (large aggregations of shares) at their NAV per share, generally in exchange for: (1) a portfolio of securities that correspond pro rata to the securities comprising the product’s investment portfolio; and/or (2) a specified amount of cash.

Generally, shares of ETFs are not individually redeemable. To redeem, the Fund must accumulate enough shares to reconstitute a creation unit of the ETF. The liquidity of small holdings of an ETF, therefore, will depend upon the existence of a secondary market.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, and companies organized outside the U.S. (see “Foreign Securities” below) may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners, who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members, who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or limited liability company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liability companies), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level, but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

REITs

REITs, or real estate investment trusts, are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature. Similar to investment companies, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. Such tax requirements may limit a REIT’s ability to respond to changes in the commercial real estate market.

FIXED INCOME SECURITIES AND REFERENCE RATES

Fixed income securities include convertible securities (other than preferred stock), corporate debt securities, money market instruments, U.S. Government securities, and zero-coupon securities, each of which may provide a stream of fixed payments to the holder.

Convertible Securities

Convertible securities include certain fixed income securities that may be exchanged or converted into a predetermined number of shares of an issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

Corporate Debt Securities (Including Bonds, Notes, and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and, usually, to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix 1 to this SAI for a description of these ratings.

The credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Money Market Instruments

Except where otherwise noted, the Fund may, pending investment or for liquidity purposes, invest its assets in money market instruments.

Bank Obligations. Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits, and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earn a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the U.S., Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S., Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Commercial Paper and Variable Amount Master Demand Notes. Commercial paper (including Section 4(2) commercial paper) consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Secured Overnight Financing Rate (“SOFR”). SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on data collected from various sources reflecting the conditions in the overnight U.S. Treasury repurchase market. On each trading day, the aggregated data is used to calculate SOFR based on the volume-weighted median rate. Because it reflects the credit of U.S. Treasury securities, SOFR is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR was first published in April 2018 and has a relatively limited history. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund. Additionally, there could be other consequences which cannot be predicted.

Variable Rate Demand Notes. Variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality, or other entity.

VRDNs have interest rates which float, or which are adjusted at regular intervals ranging from daily to annually. Although VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Fund may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Other Money Market Instruments. These instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank, and Federal Housing

Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts, and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds; and foreign commercial paper.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. U.S. Government securities are limited to direct obligations of the U.S. Treasury, such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include securities issued by the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, which are not backed by the full faith and credit of the U.S. Government, but receive support through federal subsidies, loans or other benefits, include securities issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including securities issued by the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling,” could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If the Fund holds securities of a U.S. Government-sponsored entity that is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund will be adversely impacted.

Zero Coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount, are payable in full at maturity, and do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a fund investing in zero-coupon securities may fluctuate over a greater range than shares of other investment companies investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

FOREIGN SECURITIES (including emerging markets)

Generally, foreign securities are those securities which are issued by companies organized outside the U.S. and principally traded in foreign markets (“Foreign Companies”). This includes equity and fixed income securities of Foreign Companies and obligations of foreign branches of U.S. banks and foreign or U.S. branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Canadian Yankee Bonds, Canadian Certificates of Deposit, investments in Canadian Commercial Paper, and europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by Foreign Companies or foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities, such as the World Bank and the Asian Development Bank.

Foreign securities are normally denominated and traded in foreign currencies. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information, see “Foreign Currency Transactions” below.

The Fund may also invest in securities of emerging market issuers. A nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, is considered to be an emerging market.

Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies (such as the United States, Europe and Japan), but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets may be sought by investors for the prospect of high returns, as they often experience faster economic growth as measured by GDP. Investments in emerging markets may involve greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities. Also, local stock exchanges may not offer liquid markets for outside investors.

Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

The taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Developing or emerging market countries may also have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market countries may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in developing or emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue.

Emerging market countries may also have less stringent regulatory, disclosure, financial reporting, accounting, auditing, and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in developing or emerging markets may be limited, which can impede the Fund’s ability to evaluate such companies. In addition, certain developing or emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located or operating in certain developing or emerging markets; there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of developing or emerging market issuers meet PCAOB standards.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change, and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging market countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging market countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities. Emerging securities markets may also be subject to unexpected market closures.

For more information regarding the risks associated with investing in emerging markets, please see “Emerging Markets Risk” below.

Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. The Fund will only invest in ADRs, EDRs, CDRs, and GDRs available for investment through “sponsored facilities.” A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments, or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank, and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts and Foreign Currency Futures Contracts,” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options,” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase the current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices, or other assets. Some derivative contracts (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, among other risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Options on Equities, Fixed Income Securities, and Stock Indices

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer (seller) of the option. In a covered call option and during the option period, the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments in an amount equal to the exercise price of the option. In addition, a call or put will be considered covered if and to the extent that some or all of the risk of the option has been offset by another position. The Fund may write combinations of covered puts and calls on the same underlying security. In general, the Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option increases the Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. A call option locks in the price at which the Fund may purchase a security, thus hedging against an increase in the market price of a security.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the value of the underlying security/index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security/index by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security/index must rise sufficiently above the exercise price to cover the premium and transaction costs.

The Fund may only write covered call and put options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor’s expectations that the value of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Foreign Currency Options

Options on foreign currencies operate similarly to options on securities and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase the current return. They are also used in connection with hedging transactions. (See “Foreign Currency Transactions,” above).

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and ask price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position), the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position), the Fund will legally obligate itself to make the future delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts. The Advisor, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Act.

The Fund may purchase and write put and call options on futures contracts as they become available. Such options are similar to options on securities, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option on a futures contract may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Futures contracts and options thereon may also be used for non-hedging purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities, implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However these instruments are used, their successful use is not assured and will depend upon, among other factors, the Advisor’s ability to predict and understand relevant market movements.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with the Custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Index Futures Contracts and Options on Index Futures Contracts

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

The following example illustrates generally the manner in which index futures contracts operate. The S&P 100 Stock Index (“S&P 100”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).

If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2). The Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities, except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (or sell, as the case may be), and the writer undertakes the obligation to sell (or buy, as the case may be), an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on stock indices for speculative purposes, but only to protect appreciation attained, to offset capital losses, and to take advantage of the liquidity available in the option markets.

The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund’s total assets.

Forward Foreign Currency Contracts and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” (see “Foreign Currency Transactions” above).

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Whether the Fund’s use of swap agreements enhances the Fund’s total return will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the Commodity Exchange Act., pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Exclusion of Investment Advisor from Commodity Pool Operator Definition

With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

OTHER TRANSACTIONS/INVESTMENTS

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing the debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rate or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index, or rate (“reference instrument”) to which the ETN is linked, minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Other Investment Company Securities

The Fund may invest in securities of other investment companies (“Acquired Funds”), including ETFs and traditional mutual funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests. Except under exemptive rules or relief from the SEC, including Rule 12d1-4 discussed below, the Fund may not invest more than 10% of its total assets at any one time in the shares of Acquired Funds, 5% of its total assets in the shares of any one Acquired Fund, or own more than 3% of the shares of any one Acquired Fund. When the Fund invests in the shares of Acquired Funds, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain terms and conditions. Among other conditions, the rule generally requires that, prior to acquiring the securities of another fund in reliance on the rule, the acquiring fund must enter into a fund of funds investment agreement with the acquired fund.

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions.

In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have the Advisor or an affiliate of the Advisor as an investment adviser.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers, and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, the Custodian, or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions, such as banks or broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price.

The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements and certain other financing transactions that involve a future payment obligation are subject to Rule 18f-4 under the 1940 Act.

Restricted and Illiquid Securities

Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists, or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security, including the role of parties such as foreign or U.S. custodians, sub-custodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the OTC markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment’s fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid investments. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value or market price of the Fund to decline.

Pursuant to Rule 144A and Regulation S (Reg S) under the 1933 Act, the Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on illiquid investments. Among other considerations, the Advisor may consider the number of dealers making a market in such securities when determining whether a liquid market exists. After purchase, the Fund will continue to monitor the liquidity of Rule 144A and Reg S securities.

Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness, and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Fund. The Fund may lend up to 33 ⅓% of its total assets. Such loans must be fully collateralized by cash or U.S. government obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, the Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. The Fund does not consider the purchase and/or sale of securities on a when-issued and delayed delivery basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

The Fund does not intend to engage in when-issued and delayed delivery transactions unless it can physically settle the transaction within 35 days of its trade date.

A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

INVESTMENT RISKS

The Prospectus discusses the Fund’s principal investment risks. Below you will find more detail about the risks associated with the types of investments and investment practices permitted by the Fund, including those which are not principal investment risks of the Fund.

EQUITY SECURITIES RISK

General Risk

Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Often, dramatic movements in prices occur in response to the overall market environment or reports of a company’s earnings, economic statistics, or other factors that affect an issuer’s profitability. The price of equity securities can decline and reduce the value of the Fund’s investments in equities. Stock markets are volatile.

To the extent that the Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Smaller companies tend to have limited product lines, markets, or financial resources, and may be dependent on a small management group. Smaller company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions, and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities. A fund that invests in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can also be negatively impacted by overall market and economic conditions.

Exchange-Traded Funds Risk

ETFs generally present the same primary risks as an investment in a conventional fund (e.g., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in the ETF if the prices of the securities owned by the ETF go down. In addition, an investment in an ETF may be subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade above or below their NAV; (2) an active trading market for the ETF’s shares may not develop or be maintained; or (3) trading of the ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Price Variance Risk (ETFs). ETFs are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in their respective NAVs and supply and demand for their shares. Differences between secondary market prices and the NAV for an ETF’s shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. There may, however, be times when the market price and the NAV vary significantly, and an investor may pay more than NAV when buying ETF shares on the secondary market and receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the lead market maker, market makers or other participants that trade ETF shares. In times of severe market disruption, the bid-ask spread often increases significantly. This means that an ETF’s shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of the ETF’s shares is falling fastest, which may be the time that investors most want to sell the ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Accordingly, the Fund purchasing and selling ETFs in the secondary market may not experience investment results consistent with those purchasing from and redeeming Creation Units with an ETF directly.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

●	declines in the value of real estate;

●	risks related to local, regional, and national economic conditions;

●	possible lack of availability of mortgage funds;

●	overbuilding;

●	extended vacancies of properties;

●	increased competition;

●	increases in property taxes and operating expenses;

●	change in zoning laws;

●	losses due to costs resulting from the clean-up of environmental problems;

●	liability to third parties for damages resulting from environmental problems;

●	casualty or condemnation losses;

●	limitations on rents;

●	changes in neighborhood values and the appeal of properties to tenants; and

●	changes in interest rates.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” (below) for a discussion of the risks associated with investments in these companies.

Small and Medium Size Company Risk

Companies that are small or unseasoned (e.g., less than three years of operating history) are more likely than larger or established companies to fail or to not accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of the Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for the Fund, the Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium-sized companies present risks similar to those associated with small or unseasoned companies, although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES RISK

General Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls, and adverse economic developments, as well as higher overall transaction costs. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign Companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

The securities of some Foreign Companies are less liquid and, at times, more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the U.S.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. or other countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

ADRs and Domestically Traded Foreign Securities Risk

Because the Fund may invest in ADRs and other domestically traded securities of Foreign Companies, the Fund’s share prices may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than if the Fund did not invest in such securities.

Currency Risk

Exchange rates for currencies fluctuate daily. Fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the U.S. Foreign markets have settlement and clearance procedures that differ from those in the U.S. Foreign settlement procedures and trade regulations also may involve certain risks, such as delays in payment or delivery of securities or in the recovery of the Fund’s assets held abroad. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold, or sell the securities of such companies. These factors may affect the value of investments in those companies. In addition, certain companies may operate in, or have dealings with, countries that the U.S. Government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies’ performance.

Emerging Markets Risk

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging market countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may not be invested. Settlement problems in emerging market countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

FIXED INCOME SECURITIES RISK

Counterparty Credit Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable, and some parts of the market are subject to dislocations.

If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity. The Federal Reserve may in the future implement rate increases or decreases, as warranted from time to time. As the federal funds rate rises, interest rates across the financial system also may rise. To the extent interest rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

ETN Investment Risk

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

DERIVATIVE CONTRACTS RISK

General Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses, by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as stock market, interest rate, credit, currency, liquidity, and leverage risks.

When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Options Risk

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund.

The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory, and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund, as a holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund, as a purchaser or writer of an option, will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund, as a purchaser or writer of an option, will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the U.S.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Liquidity Risk

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures. In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risk

There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities that are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices, the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other Risks

The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, stock price movements or other factors effecting the underlying security price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss.

Forward Foreign Currency and Foreign Currency Futures Contracts Risk

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that the Fund will only purchase or sell foreign currency futures contracts and related options on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

Swaps

The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; and inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Regulatory Risk

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using, or limit the Fund’s use of, these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Trust will continue to monitor developments in the area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

OTHER TRANSACTIONS/INVESTMENT RISKS

Digital Assets Futures Risk

The Fund would be indirectly exposed to risks of investing in digital assets through its investments in digital asset futures contracts, such as Bitcoin and/or Ethereum. In addition to the risks of futures contracts generally, the markets for digital asset futures contracts have additional unique risks. The markets for digital asset futures contracts may be less developed, less liquid and more volatile than more established futures markets. Digital assets, such as Bitcoin and Ethereum, are technological innovations with a limited history and, while the markets for Bitcoin and Ethereum futures contracts markets have grown substantially since they commenced trading, there can be no assurance that this volume and growth will continue.

Digital asset futures contracts may be subject to larger collateral requirements and have exposure limits imposed by brokers and exchanges. These limits may impact the Fund’s ability to achieve its desired exposure. As with other futures markets, during periods of high volatility or illiquidity, it may be difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors that influences the liquidity of the market for digital assets futures contracts may cause the market to become illiquid, for short or long periods. In such markets, the Fund’s subsidiary (through which such Fund would purchase digital asset futures contracts) may not be able to buy and sell digital asset futures contracts quickly (or at all) or at the desired price. Such market illiquidity may cause losses for the Fund.

The price of digital asset futures contracts is based on the expected price of the respective digital asset on certain digital asset exchanges on the expiration date of the digital asset futures contracts. Digital asset futures contract prices reflect the price of the respective digital asset on certain digital asset exchanges only, and not cash markets. The liquidity of markets for digital asset futures contracts depends on, among other things: the supply and demand for the digital asset; the adoption of the digital asset for commercial uses; the anticipated increase of investments in, and investment products related to, the digital asset by retail and institutional investors; speculative interest in the digital asset and/or futures on the digital asset and investment products related to the digital asset; regulatory or other restrictions on investors’ ability to invest in digital asset futures contracts; and the potential ability to hedge against the price of a digital asset with the related digital asset futures contract (and vice versa).

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Fund.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives and reverse repurchase agreements, and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund, and therefore in the Fund’s NAV, will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Tax Risk

The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. If the Fund failed to qualify as a regulated investment company it would be taxed at the entity level. See “Taxes” for more.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted the following fundamental investment policies that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund:

(1)	May not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate its investments in the Non-Depository Institutions; Security Brokers, Dealers, and Flotation; and the Depository Institutions industries, collectively. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

(2)	May not issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions, or interpretations thereunder that may be adopted, granted, or issued by the Securities and Exchange Commission (“SEC”) and as may be amended from time to time.

(3)	May not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions, or interpretations thereunder that may be adopted, granted, or issued by the SEC and as may be amended from time to time.

(4)	May not purchase or sell commodities, except to the extent permitted by the 1940 Act, or any rules, exemptions, or interpretations thereunder that may be adopted, granted, or issued by the SEC and as may be amended from time to time.

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This restriction does not prevent the Fund from (i) investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or (ii) making, purchasing, or selling real estate mortgage loans.

(6)	May not act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(7)	May not make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions, or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. The 1940 Act limits the ability of investment companies to lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets will not be considered a violation of the restriction, with the exception of the Fund’s limitations on borrowing as described herein or unless otherwise noted herein.

With respect to the Fund’s fundamental restriction on concentration, to the extent sufficient information is reasonably available, the Fund will consider the investments of underlying investment companies when determining its compliance with this policy.

With respect to the Fund’s fundamental restriction on borrowing, the 1940 Act limits the Fund’s ability to borrow money, except that the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund, and provided further that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter, or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

MANAGEMENT

Trustees and Officers

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and several officers also serve in the same capacity for Mutual Fund and Variable Insurance Trust, an open-end investment company whose series are managed by the Advisor. Collectively, series of the Trust, Mutual Fund and Variable Insurance Trust, and Mutual Fund Series Trust advised by the Advisor, Catalyst Capital Advisors LLC, and/or AlphaCentric Advisors LLC, and Catalyst/Perini Strategic Income Fund, constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	[37]	Chairman of the Board, Mutual Fund and Variable Insurance Trust, since 2016; Lead independent Trustee and Chairman of Audit Committee and Nominating Committee, Mutual Fund Series Trust, since 2006; Trustee of IDX Funds Trust (formerly, M3Sixty Funds Trust), since 2016; Chairman of the Board, Catalyst/Perini Strategic Income Fund, since April 2024; Chairman of the Board, AlphaCentric Prime Meridian Income Fund, from 2018 to August 2023.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit, Risk and Compliance Committees, since 2016 Chair of Investment Committee, since November 2020	Attorney, private practice since 2010.	[37]	Trustee and Chair of the Audit and Risk and Compliance Committees, since 2016, and Chair of the Investment Committee, since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee, from 2020 to 2023, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust, since April 2022; Trustee and Chairman of the Audit Committee, Catalyst/Perini Strategic Income Fund, since April 2024.

*	The term of office of each Trustee is indefinite.

Interested Trustee Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald McIntosh** Year of Birth: 1967	Trustee	Since 2016	Internal Audit Supervisor, Santander Bank, since 2021; Commercial Banking Business Control Officer, Santander Bank, 2017-2021.	[12]	Trustee, Mutual Fund and Variable Insurance Trust, since 2016; Trustee, AlphaCentric Prime Meridian Income Fund, from 2018 to 2023.

*	The term of office of each Trustee is indefinite.

**	Mr. McIntosh is considered an interested person of the funds in the Fund Complex by reason of a financial connection between certain of his family members and management personnel of the Advisor.

Officers*

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; President, MFund Distributors LLC, since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since January 2021.
Alex Merino 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC, since 2022.
Thomas Hamel Year of Birth: 1969	Vice President	Since 2024	Vice President, Mutual Fund Series Trust and Catalyst/Perini Strategic Income Fund, since 2024 – Present; Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc, since January 2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 2020 – 2024.
James Szilagyi Year of Birth: 1963	Treasurer	Since 2016	Product Manager, Rational Advisors, Inc., since 2016.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director of Compliance Services, MFund Services LLC, since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC, since 2012.

*	Officers do not receive any compensation from the Trust.

Compensation of the Board

The Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation that the Fund and the Fund Complex paid to the Trustees of the Trust during the fiscal year ended April 30, 2026.

Name of Trustee	Compensation from the Fund	Compensation from the Fund Complex
Tobias Caldwell	$[ ]	$[ ]
Stephen Lachenauer	$[ ]	$[ ]
Donald McIntosh	$[ ]	$[ ][1]

[1]	Does not include compensation from Mutual Fund Series Trust or Catalyst/Perini Strategic Income Fund, of which he does not serve on the Board.

TRUSTEE OWNERSHIP OF SHARES IN THE FUND AND IN THE FUND COMPLEX AS OF

December 31, 2026

Name of Trustee	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Tobias Caldwell	[None]	[Over $100,000]

Stephen Lachenauer	[None]	[$50,001 - $100,000]

Donald McIntosh	[None]	[None][1]

[1]	Does not include ownership of shares in Mutual Fund Series Trust or Catalyst/Perini Strategic Income Fund, of which he does not serve on the Board.

As of December 31, 2026, none of the Trustees (including their immediate family members) owned, beneficially or of record, securities of the Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as a Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other registered investment companies in the Fund Complex. His experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business, and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves as a Trustee of other registered investment companies in the Fund Complex.

Donald McIntosh

Mr. McIntosh is a Business Control & Risk Management Officer for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition provides the Board with knowledge about investment strategies used by the advisors of the Fund. Mr. McIntosh also serves as a Trustee of other registered investment companies in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Trustees, two of whom are Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including two Independent Trustees, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Risk and Compliance Committee, and the Investment Committee.

Audit Committee. The Audit Committee is currently comprised of Mr. Caldwell and Mr. Lachenauer. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met [    ] times during the fiscal year ended April 30, 2026.

Risk and Compliance Committee. The Risk and Compliance Committee is comprised of each of the Trustees. The Risk and Compliance Committee is responsible for general oversight of the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations. The Risk and Compliance Committee also serves as a means to provide feedback and guidance to the Trust’s Chief Compliance Officer (“CCO”) and assists the Board in identifying and managing risks. The Risk and Compliance Committee met [    ] times during the fiscal year ended April 30, 2026.

Investment Committee. The Investment Committee is comprised of each of the Trustees. The primary purpose of the Investment Committee is to oversee and guide the process by which the Board evaluates the investment performance of each of the Trust’s series. The Investment Committee also considers and evaluates each investment advisor or sub-advisor (including unaffiliated sub-advisors) or portfolio manager framework for identifying, prioritizing, and managing investment risk. The Investment Committee met [    ] times during the fiscal year ended April 30, 2026.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Fund, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Fund, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Risk and Compliance Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Fund.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Risk and Compliance Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Fund’s investment policies and procedures, as well as valuation of the Fund’s securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Fund. The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by the Liquidity Risk Management (“LRM”) Program Administrator that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s LRM Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator who is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Advisor

Rational Advisors, Inc., has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund, subject to the authority of the Board. The Advisor (formerly a wholly owned subsidiary of Huntington National

Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment programs. The address of the Advisor is 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”, and MFund Services LLC, which provides management and legal administrative support, and compliance services to the Fund.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objective and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objective and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

As full compensation for its services to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of [    ]% of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Fund, the Advisor has agreed to pay all routine expenses of the Fund (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s management fee; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.The Management Agreement with the Fund continues in effect for an initial two-year term and thereafter continues from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor, and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s initial Annual Report or Semi-Annual Report to Shareholders.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions with respect to Shares of the Fund.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Yang Tang is primarily responsible for the day-to-day management of the Fund.

Other Accounts Under Management

As of [    ], 2026, the number of, and total assets in, all other registered investment companies, other pooled investment vehicles, and other accounts overseen by the Fund’s portfolio managers were as follows:

Other Accounts Managed By Yang Tang	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	[ ] / [ million ]
Other Pooled Investment Vehicles	[ ]
Other Accounts	[ ] / [ million]

Because the Fund has not yet commenced operations as of the date of the SAI, the portfolio manager does not own any shares of the Fund.

Compensation

The Portfolio Manager’s compensation is tied to the management fee earned by the Adviser for its services provided to the Fund. The Portfolio Manager earns no compensation directly from the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that either the Advisor’s or the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Each of the Advisor and the Trust has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor and the Trust have each adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION SERVICES

Distributor

[    ] serves as the distributor in connection with the continuous offering of the Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the 1934 Act and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Fund for sale through the Distributor in Creation Units. The Distributor will not accept purchase or sell orders in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a Distribution Services Agreement, the Advisor pays the Distributor for distribution-related services.

Rule 12b-1 Plan

The Trust has adopted, but has yet to implement, a Rule 12b-1 Distribution Plan (the “Plan”). Under the Plan, the Fund is authorized to pay an amount up to 0.25% of its average annual daily net assets for certain distribution-related services.

The Plan is designed to compensate financial intermediaries (including the Advisor and its affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services, and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers to provide these distribution and distribution-related services with respect to the Fund.

The Plan could benefit the Fund by helping the Fund attract and retain assets, thus providing securities and cash for orderly portfolio management.

Under the Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Plan fee.

No distribution fees are currently charged to the Fund and there are no plans to impose these fees. To the extent that the Plan is implemented in the future, the Prospectus will be updated to reflect the implementation and the implementation will also be disclosed on the Fund’s website. The Board will pre-approve the implementation of the Plan.

FINANCIAL ADMINISTRATION, TRANSFER AGENCY, AND FUND ACCOUNTING SERVICES

Pursuant to a Services Agreement with Citi, located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, Citi provides financial administration, transfer agency, and fund accounting services to the Trust. As financial administrator, Citi performs certain services on behalf of the Trust, including, but not limited to: (1) preparing the Trust’s periodic financial reports on forms prescribed by the SEC and filing those reports with the SEC upon review and approval of the

Trust and Trust counsel; (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services.

As fund accountant, Citi maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. Citi also performs certain other services on behalf of the Trust, including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. As Transfer Agent, Citi issues shares of the Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay an annual fee equal to [%] of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements.

Support Services Agreement. Citi has entered into a Support Services Agreement with the Advisor pursuant to which it prepares and provides fact sheets for the Fund and certain information required by the Advisor to determine the Fund’s Creation Basket and estimated Cash Amount for each Business Day.

MANAGEMENT AND LEGAL ADMINISTRATION SERVICES

MFund Services LLC (“MFund”), located at 36 North New York Avenue, Huntington, NY 11743, provides the Fund with various management and legal administrative services. For these services, the Fund pays MFund an annual asset-based fee equal to 0.0075%, subject to a $75,000 minimum annual fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund, and the President and controlling member of the Advisor.

Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Trust and each of its series. For these services, the Trust pays MFund a fee at the contractual rate of $1,200/month for the first series of the Trust, $400 for each additional series, $400 for each advisor, plus 0.0025% of the assets of each series per calendar year. In addition, the Trust reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. Jerry Szilagyi is the controlling member of MFund, and the President and controlling member of the Advisor.

OTHER SERVICE PROVIDERS

Custodian

Pursuant to a Custodial and Agency Services Agreement with the Trust, Citibank, N.A. (“Citibank”), located at 388 Greenwich Street, New York, NY 10048, serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions, and collects income on Fund investments. Under the agreement, Citibank also: (1) provides data required by the Advisor to determine the Fund’s Creation Basket and estimated Cash Amount for each Business Day (this service is paid for by the Advisor directly pursuant to the Support Services Agreement between Citi and the Advisor (see “Support Services Agreement,” above)); (2) monitors the settlement of securities comprising the Creation Basket, and any cash in connection with the purchase and redemption of Creation Units, and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below).

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is [NAME AND ADDRESS]. Shareholders will receive annual financial statements, together with a report of the independent accountants, and semiannual unaudited financial statements of the Fund. [NAME] will report on the Fund’s annual financial statements and review certain regulatory reports. [NAME], provides and performs other professional accounting, tax, and advisory services when engaged to do so by the Fund.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018, serves as counsel for the Trust and the Independent Trustees.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services, such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Advisor and its affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Advisor and its affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events, and other financial intermediary-sponsored events.

The Advisor and its affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Advisor and its affiliates also may provide, at their expense, meals, and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations, or the rules of any self-regulatory agency, such as FINRA.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund only offers and redeems its shares in Creation Units. The Fund will offer and sell Creation Units through the Distributor on a continuous basis, without a sales load (but subject to transaction fees), at the NAV per share next determined after an order in proper form is received by the Distributor. The NAV of the Fund is expected to be determined as of the close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern Time) on each Business Day (“NAV Calculation Time”). The Fund will sell and redeem Creation Units only on a Business Day.

The Trust generally does not offer its shares outside of the U.S.

IN-KIND TRANSACTIONS - GENERALLY

In order to keep costs low and permit the Fund to be as fully invested as possible, shares of the Fund will be purchased and redeemed in Creation Units and generally on an in-kind basis. Accordingly, except where the purchase or redemption will include cash under the circumstances described in this SAI (see “Cash Transactions – Generally” below), investors will generally be required to purchase Creation Units by making an in-kind deposit of Deposit Instruments, and shareholders redeeming their shares will generally receive an in-kind transfer of Redemption Instruments. The names and quantities of the instruments that constitute the Deposit Instruments and the names and quantities of the instruments that constitute the Redemption Instruments will be specified by the Fund each day, and these instruments may be referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” In addition, under normal circumstances, the Creation Basket will generally correspond pro rata to the securities, assets or other positions held by the Fund on a Trade Date + 1 (“T+1”) settlement basis (including cash positions), except:1

●	in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement;

●	for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradable round lots;[2]

●	positions that cannot be transferred in kind will be excluded from the Creation Basket; [3]

●	to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio;[4] or

●	for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index (any such change, a “Rebalancing”).

If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit (the “Difference”), the party conveying instruments with the lower value will also pay to the other cash equal in value to the Difference.

Each Business Day, before the open of trading on the Exchange (ordinarily 9:30 a.m., Eastern Time), the Fund will cause to be published through the NSCC the names and quantities of the instruments comprising the Creation Basket (based on Fund portfolio information as of the end of the prior Business Day), as well as the estimated Cash Amount (if any, effective through and including the previous Business Day), for that day.

CASH TRANSACTIONS – GENERALLY

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, under certain circumstances, including:

1.	to the extent there is a Cash Amount;

2.	if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash;

[1]	The portfolio used for this purpose will be the same portfolio used to calculate the Fund’s NAV for that Business Day.

[2]	A tradable round lot for a security will be the standard unit of trading in that particular type of security in its primary market.

[3]	This includes instruments that can be transferred in kind only with the consent of the counterparty to the extent the Fund does not intend to seek such consents.

[4]	The Fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the Fund’s portfolio; and (ii) consists entirely of instruments that are already included in the Fund’s portfolio.

3.	if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash;

4.	if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Fund shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Instruments or Redemption Instruments, respectively, solely because: (i) such instruments are not eligible for transfer through either the Clearing Process (defined below) or DTC Process; or (ii) in the case of the Fund holding foreign instruments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or

5.	if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Instruments or Redemption Instruments, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the Fund holding foreign instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

CUSTOM TRANSACTIONS

Under certain circumstances, the Fund may utilize custom Creation Baskets, including (i) all cash baskets; (ii) baskets that substitute cash in lieu of certain securities that would otherwise be included in the Fund’s Creation or Basket; (iii) a basket that is different from the initial basket used in transactions on the same Business Day; or (iv) a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings (each, a “Custom Order”). Custom Orders typically clear outside the Continuous Net Settlement System of the NSCC (the “Clearing Process”) and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. Custom Orders may be required to be received by the Distributor by 3:00 p.m., Eastern Time, to be effectuated based on the Fund’s NAV on that Business Day. A Custom Order may be placed when, for example, an Authorized Participant cannot transact in a security in the in-kind Creation Basket and therefore has additional cash included in a Creation Basket in lieu of such security.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this SAI.

PROCEDURES FOR PURCHASE OF CREATION UNITS

All orders to purchase Creation Units must be placed with the Distributor by or through an Authorized Participant. An Authorized Participant is a broker-dealer or other participant in the clearing process through the Clearing Process or a DTC Participant and, in each case, must have an executed agreement with the Distributor with respect to the creation and redemption of the Fund’s Creation Units (“Participant Agreement”). The Participant Agreement must also be accepted by the Transfer Agent.

An investor does not have to be an Authorized Participant, but must place an order to purchase or redeem Creation Units through an Authorized Participant. All shares of the Fund purchased through the creation process will be entered on the records of DTC in the name of Cede & Co. for the account of the applicable DTC Participant.

There may be a limited number of Authorized Participants at any one point in time and only certain of these entities may be eligible to purchase and transmit non-U.S. instruments comprising a Creation Basket. To the extent that your financial institution is not an Authorized Participant, you may have to purchase Creation Units directly through an Authorized Participant or indirectly through your financial institution. If you opt to purchase Creation Units indirectly through your financial institution, you may incur additional transaction fees.

An order to purchase Creation Units of the Fund must be transmitted to the Distributor on a Business Day and received in proper form no later than the NAV Calculation Time (no later than 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor) in order for the purchase order to be processed at the NAV of the Fund’s shares calculated on the date of transmittal (“Transmittal Date”). An order to purchase the Fund’s Creation Units is considered to be in “proper form” if all procedures set forth in the Participant Agreement are properly followed. On Business Days that the Exchange closes early, the Fund may require an order for the purchase of Creation Units to be submitted earlier during the day. An Authorized Participant must deliver a Custom Order to the Distributor sufficiently in advance of the NAV Calculation Time in order to help ensure that the order is effected at the NAV calculated on that date.

Orders must be transmitted by the Authorized Participant to the Distributor by telephone or other transmission method acceptable to the Distributor pursuant to the procedures set forth in the applicable Participant Agreement. All orders to purchase Creation Units must be submitted consistent with the processing requirements set forth in the applicable Participant Agreement (see “Placement of Creation Orders Outside the Clearing Process” and “Placement of Creation Orders Using the Clearing Process,” below).

An investor must place orders to purchase the Fund’s Creation Units in the form required by the Authorized Participant. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the placement of an order to purchase the Fund’s shares (e.g., to provide for payments of cash, when required).

Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant. If an investor is submitting an order to purchase Creation Units through an Authorized Participant, the investor should ensure that an appropriate amount of time is provided for submission of such order by the Authorized Participant to the Distributor prior to the NAV Calculation Time.

All questions as to the composition of Deposit Instruments and the amount of any cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The Authorized Participant shall be solely responsible for any loss, liability, cost, and expense (including reasonable attorneys’ fees) incurred by the Fund or the Distributor related to the cancellation of an order to purchase or redeem Creation Units.

Placement of Purchase Orders Outside the Clearing Process

To settle a purchase order outside the Clearing Process, the Authorized Participant must instruct the transfer of the relevant Deposit Instruments and/or any applicable cash in a timely fashion so as to ensure the timely delivery of the Deposit Instruments and/or any cash on the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after an order to purchase or redeem shares is received by the Distributor (except as otherwise agreed by the Fund and an Authorized Participant).

A purchase order shall be deemed received on the Transmittal Date if the order is received by the Distributor in proper form no later than the NAV Calculation Time on the Transmittal Date (no later than 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor). Purchase orders received on time on the Transmittal Date will be processed at the NAV calculated on the Transmittal Date.

The delivery of any Deposit Instruments must be made by 12:00 p.m., Eastern Time, on the Settlement Date. Any cash, including the applicable transaction fee (see “Transaction Fees on Purchases of Creation Units,” below), shall be payable by 2:00 p.m., Eastern Time, on the Settlement Date. If the Custodian does not receive the Deposit Instruments and/or the applicable cash by the designated times on the Settlement Date, the purchase order may be cancelled. A canceled order may be resubmitted the following Business Day based on the Creation Basket and estimated Cash Amount for that Business Day. The delivery of Creation Units will take place no later than the Settlement Date.

Generally, an Authorized Participant shall deliver cash and any Deposit Instruments that are U.S. government or U.S. government agency securities to the Fund through the Federal Reserve System. An Authorized Participant may deliver Deposit Instruments that are DTC eligible domestic equity or fixed income securities through the DTC manual clearing process (“DTC Process”). Shares of the Fund shall settle and clear through the DTC Process. The DTC Process involves the manual line-by-line transfer of multiple securities. Because the DTC Process involves the movement of multiple securities while the Clearing Process (see below) involves the movement of one unitary basket that automatically processes the movement of numerous securities, the DTC will charge the Fund more than the NSCC to settle a purchase of Creation Units.

Foreign securities cannot currently be processed through either the Clearing Process or the DTC Process. With respect to foreign Deposit Instruments, once a purchase order for Creation Units has been placed with the Distributor, the Distributor will inform the Advisor and the Custodian. The Custodian will then inform the appropriate sub-custodians, as applicable. The Authorized Participant must then timely deliver the relevant Deposit Instruments and/or any cash, including the transaction fee, to the Fund’s account maintained with the relevant local custodian(s) by the Settlement Date. If applicable, the sub-custodians will confirm to the Custodian that the Deposit Instruments and/or any applicable cash have been delivered, and the Custodian will notify the Advisor of the same.

After the Distributor has received a purchase order and the Custodian has received delivery of the Deposit Instruments and/or any applicable cash, including the transaction fee, delivery of the appropriate number of Fund shares will be made to the book-entry account designated by the Authorized Participant. Except as provided herein, a Creation Unit of the Fund will not be issued until the transfer of good title to the Trust of any Deposit Instruments has been completed and/or the applicable cash has been received.

Placement of Purchase Orders Using the Clearing Process

Authorized Participants that are CNS Participants will be able to use the Clearing Process to purchase the Fund’s Creation Units when Deposit Instruments are limited to DTC eligible domestic equity and fixed income securities and a Cash Amount or an all-cash payment. Under certain circumstances, a CNS Participant that tenders a Custom Order to purchase the Fund’s Creation Units will be required to process the order outside the Clearing Process because the Clearing Process can only handle non-conforming deposits in specified situations. Additionally, Creation Units created in advance of receipt by the Custodian of all or a portion of the Deposit Instruments must be processed outside the Clearing Process (see “Additional Purchase Procedures,” below).

The Clearing System has been specifically enhanced to effect purchases and redemptions of ETF securities such as the Fund’s shares. The Clearing Process simplifies the settlement and delivery process by transferring a basket of securities between two parties and treating all of the securities that comprise the basket as a single position. By contrast, the DTC Process, which is available to all Authorized Participants, involves a manual line-by-line movement of each security position. To the extent that the Clearing Process is available for use, the Participant Agreement will authorize the Distributor to transmit through the Custodian to the NSCC, on behalf of the CNS Participant, applicable trade instructions as are necessary to affect a purchase order for the Fund’s Creation Units. Pursuant to the trade instruction, the Authorized

Participant agrees to deliver the Deposit Instruments and/or any cash (including the transaction fee) to the Fund, together with such additional information as may be required by the Distributor.

An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if such order is received by the Distributor in proper form no later than the NAV Calculation Time on the Transmittal Date (no later than 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor); and these Creation Units will be priced at Transmittal Date NAV. The delivery of any Deposit Instruments must be made by 12:00 p.m., Eastern Time, on the Settlement Date. Any cash, including the applicable transaction fee (see “Transaction Fees on Purchases of Creation Units” below), shall be payable by 2:00 p.m., Eastern Time, on the Settlement Date. If the Custodian does not receive the Deposit Instruments and/or the applicable cash by the designated times on the Settlement Date, the purchase order may be cancelled. A canceled order may be resubmitted the following Business Day based on the Creation Basket and estimated Cash Amount for that Business Day. The delivery of Creation Units will take place no later than the Settlement Date.

After the Distributor has received a purchase order and the Custodian has received delivery of the Deposit Instruments and/or any applicable cash, including the transaction fee, delivery of the appropriate number of Fund shares will be made to the book-entry account designated by the Authorized Participant. Except as provided herein (except as otherwise agreed by the Fund and an Authorized Participant), a Creation Unit of the Fund will not be issued until the transfer of good title to the Trust of any Deposit Instruments has been completed and/or the applicable cash has been received.

Rejection of Purchase Orders

The Distributor may reject a purchase order for Creation Units if the order is not submitted in proper form consistent with the requirements set forth in the Participant Agreement.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Trust reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject an order for Creation Units transmitted to it by the Distributor in respect to the Fund, including instances in which: (1) the order is not in proper form; (2) the securities delivered do not conform with the Deposit Instruments for the relevant date; (3) an investor, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (4) the acceptance of the Deposit Instruments and/or any applicable cash would, in the opinion of counsel to the Trust, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Fund, the Custodian, the Transfer Agent, and/or the Advisor make it for all practical purposes not feasible to process creation orders.

Examples of such circumstances include natural disasters or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, the DTC, the NSCC, the Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Distributor shall notify an Authorized Participant of the rejection of any order. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Deposit Instruments and/or any cash, nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

Additional Purchase Procedures

Creation Units may be issued to an Authorized Participant in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments, provided that the Authorized Participant deposits an initial deposit of cash with the Trust having a value greater than the NAV of the requisite Fund shares on the date the order is received. In addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of the Cash Amount plus 115% of the market value of the Deposit Instruments not delivered (“Additional Cash Deposit”).

An order will be deemed received on the Transmittal Date if: (1) the order is received by the Distributor in proper form no later than the NAV Calculation Time on that date (no later than 3:00 p.m., Eastern Time, if required by the Distributor); and (2) federal funds equal to the sum of the Cash Amount, the Additional Cash Deposit, and the applicable transaction fee are received by the Custodian by 12:00 p.m., Eastern Time, on the Business Day following the Transmittal Date.

Pending delivery of the undelivered Deposit Instruments, the Authorized Participant shall be required to deposit additional cash, as needed, to maintain the Additional Cash Deposit at an amount equal to 115% of the value of undelivered Deposit Instruments, which shall be marked to market daily by the Fund until the outstanding securities are received. Under these circumstances, the shares of the Fund shall be delivered no later than the Settlement Date.

If an order is not received in proper form by the NAV Calculation Time on the Transmittal Date (no later than 3:00 p.m., Eastern Time, if required by the Distributor) or the required cash deposit is not timely received on the Settlement Date by the Custodian, then the order may be cancelled or deemed not received and the Authorized Participant effecting the transaction will be liable to the Fund for any losses resulting therefrom.

To the extent that the undelivered Deposit Instruments are not received by 12:00 p.m., Eastern Time, on the Settlement Date, the Fund may utilize the Additional Cash Deposit to buy the missing Deposit Instruments at any time and the Authorized Participant effecting the transaction will be liable to the Fund for the costs incurred by the Fund in connection with such purchases and any shortfall between the cost to the Fund of purchasing such securities and the value of the Additional Cash Deposit. Costs to purchase the outstanding Deposit Instruments shall include, but not be limited to, any applicable transaction fee imposed by the Fund in connection with the purchase of the undelivered Deposit Instruments, the amount by which the actual purchase price of the undelivered Deposit Instruments exceeds the Additional Cash Deposit or the market value of such Deposit Instruments on the day the purchase order was received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return the remaining Additional Cash Deposit once the undelivered Deposit Instruments are received by the Custodian or purchased by and deposited into the Fund.

The Participant Agreement may contain further information relating to this collateral process.

Transaction Fees on Purchases of Creation Units

The Fund charges a transaction fee, which is intended to cover the transfer and other transactional costs it incurs to issue Creation Units. A per transaction fee charge will be charged by the Fund (“Standard Charge”), regardless of the number of Creation Units purchased. The Fund reserves the right to charge additional transaction fees of up to three (3) times the Standard Charge for: (1) purchase orders processed outside the Clearing Process; (2) purchase orders involving cash in lieu amounts; and (3) cash purchases (“Additional Charges”). The Fund also reserves the right to adjust the Standard Charge and/or the Additional Charges at any time in order to ensure that the Fund is able to continue to recoup the costs it actually incurs to issue Creation Units. Authorized Participants are responsible for paying the costs to transfer Deposit Instruments to the Fund. Authorized Participants may also charge investors a fee to purchase Creation Units on their behalf.

The Standard Charge and maximum transaction fee for the Fund are $250 and $1,000, respectively. An investor purchasing Creation Units outside the Clearing Process may be required to pay higher transaction fees than if the purchase is processed through the Clearing Process.

Risks of Purchasing Creation Units

The proposed method by which the Fund’s Creation Units will be purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units of the Fund’s shares may be issued and sold on an ongoing basis, a “distribution” of that Fund’s shares may be occurring at any time. Certain activities that a shareholder performs as a dealer may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a shareholder could be deemed a statutory underwriter if it takes Creation Units from the Fund, breaks them down into the constituent shares and sells the shares directly to customers. A shareholder may also be deemed to be a statutory underwriter if the shareholder chooses to couple the purchase of a supply of new shares of the Fund with an active selling effort involving solicitation of secondary market demand for the shares.

Whether a person is an underwriter depends on all the facts and circumstances pertaining to that person’s activities and the examples set forth here are not intended to depict all circumstances under which a shareholder may be deemed to be a statutory underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to ordinary secondary market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to rely on the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

Pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a member of the Exchange in connection with a sale on the Exchange is satisfied by the fact that a Prospectus is available at the Exchange upon request. This prospectus delivery mechanism is only available with respect to transactions on the Exchange.

REDEMPTION OF CREATION UNITS

Redemption requests must be placed by or through an Authorized Participant. Shares of the Fund may only be redeemed in Creation Units, except upon liquidation of the Fund. To redeem shares with the Fund, an investor must accumulate enough shares of that Fund to constitute one or more Creation Units. An investor may accumulate the shares necessary to comprise a Creation Unit of the Fund on the Exchange. However, there is no assurance that there will be sufficient liquidity in the market to enable the purchase of a sufficient number of shares of the Fund to complete a Creation Unit. An investor should expect to incur brokerage commissions and other costs to purchase the required number of shares to complete a Creation Unit.

Creation Units of the Fund may be redeemed on any Business Day at their NAV next calculated after a redemption request in proper form is received by the Distributor. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement are properly followed.

The redemption of the Fund’s Creation Units will be subject to compliance with applicable federal and state securities laws. An Authorized Participant that is not a “qualified institutional buyer” or “QIB,” as such term is defined in Rule 144A of the 1933 Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments. An Authorized Participant may request a redeeming investor on whose behalf it is acting to enter into agreements outlining the terms under which cash must be substituted for one or more Redemption Instruments in order to comply with applicable securities laws and other legal restrictions relevant to the investor.

All orders to redeem Creation Units of the Fund must be received by the Distributor in proper form no later than the NAV Calculation on a Business Day (no later than 3:00 p.m., Eastern Time, for orders involving cash in lieu requests by Authorized Participants if required by the Distributor) in order to receive the NAV calculated on that date (“Transmittal Date”). On Business Days that the Exchange closes early, the Fund may require orders for the redemption of a Creation Unit(s) to be submitted earlier during the day. An Authorized Participant must deliver a Custom Order to the Distributor sufficiently in advance of the NAV Calculation Time in order to help ensure that the order is effected at the NAV calculated on the Transmittal Date.

An investor redeeming the Fund’s Creation Units should submit the redemption order in the form required by the Authorized Participant selected to process the transaction. An investor intending to redeem the Fund’s Creation Units should allow sufficient time to permit a timely submission of the redemption request to the Distributor and transfer of the Creation Units to the Fund.

There may be a limited number of Authorized Participants at any one point in time and only certain of these entities may be eligible to receive foreign securities on your behalf as part of the in-kind redemption process. To the extent that your financial institution is not an Authorized Participant, you may redeem Creation Units directly through an Authorized Participant or indirectly through your financial institution. If you opt to redeem Creation Units indirectly through your financial institution, you may incur additional transaction fees. You should also allow additional time to effect redemptions through your financial intermediary if the financial intermediary is not an Authorized Participant.

Although the Settlement Date for the redemption of Fund shares is generally the first Business Day after an order to redeem shares is received by the Distributor (except as otherwise agreed by the fund and an Authorized Participant), the Settlement Date may be up to seven days after the Transmittal Date.

Placement of Redemption Orders Outside the Clearing Process

An order to redeem Creation Units is deemed received by the Distributor on the Transmittal Date if: (1) the order is received by the Distributor in proper form no later than the NAV Calculation Time (no later than 3:00 p.m., Eastern Time, for orders involving cash in lieu requests by Authorized Participants if required by the Distributor) on the Transmittal Date; (2) the order is accompanied or followed by the delivery of the requisite Creation Units, which delivery must be made through the DTC to the Custodian no later than 12:00 p.m., Eastern Time, on the Settlement Date; and (3) the order is accompanied or followed by the delivery of any Cash Amount and the applicable transaction fee to the Custodian through the Federal Reserve System no later than 2:00 p.m., Eastern Time, on the Settlement Date.

After a redemption request is received by the Distributor, the Custodian shall initiate procedures for the transfer of the Redemption Instruments and any Cash Amount, less any transaction fee, which is expected to be delivered by the Settlement Date.

The value of the Redemption Instruments and any Cash Amount will be calculated in accordance with the Trust’s procedures for calculation of the Fund’s NAV, as summarized in the Prospectus and this SAI. Therefore, if a redemption in proper form is submitted to the Distributor by an Authorized Participant no later than the NAV Calculation Time on the Transmittal Date (no later than 3:00 p.m., Eastern Time, for orders involving cash in lieu requests from Authorized Participants if required by the Distributor), and the requisite number of Fund shares are timely delivered to the Custodian no later than 12:00 P.M. on the Settlement Date, then the value of the Redemption Instruments and any Cash Amount will be determined by the Fund Accountant as of the Transmittal Date. If a redemption order is submitted to the Distributor on the Transmission Date no later than the NAV Calculation Time on the Transmittal Date (no later than to 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor) but either: (1) the requisite number of shares of Fund shares are not timely delivered, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Instruments and any Cash Amount will be computed as of the Business Day that an order in proper form is received by the Distributor.

Placement of Redemption Orders Using the Clearing Process

Shareholders redeeming Creation Units pursuant to Custom Orders may be required to settle their redemptions outside of the Clearing Process. Redemptions of Creation Units in advance of receipt by the Custodian of all Fund shares (see “Additional Redemption Procedures” below) must be processed outside of the Clearing Process.

An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if such order is received by the Distributor in proper form no later than the NAV Calculation Time on such Transmittal Date. An order deemed received after the NAV Calculation Time on the Transmittal date (after 3:00 p.m., Eastern Time, for orders involving cash in lieu requests from Authorized Participants if required by the Distributor) will be effected at the NAV calculated on the next Business Day. The Redemption Instruments and any Cash Amount, less the transaction fee, will be transmitted by the Settlement Date.

If a redemption order is submitted to the Distributor no later than the NAV Calculation Time on the Transmittal Date (no later than to 3:00 p.m., Eastern Time, for Custom Orders if required by the Distributor), but either: (1) the requisite number of shares of Fund shares are not timely delivered, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Instruments and any Cash Amount will be computed as of the Business Day that an order in proper form is received by the Distributor.

Additional Redemption Procedures

Creations Units may be redeemed in advance of receipt by the Trust of all or a portion of Fund shares, provided that the Authorized Participant deposits an initial deposit of cash with the Trust in an amount equal to the sum of any Cash Amount plus 115% of the market value of the missing Fund shares not delivered (“Redemption Deposit”).

An order will be deemed received on the Transmittal Date if: (1) the Distributor received the order in proper form no later than the NAV Calculation Time on that date (no later than 3:00 p.m., Eastern Time, if required by the Distributor); and (2) the federal funds equal to the sum of any Cash Amount, the Redemption Deposit, and the applicable transaction fee are received by the Custodian by 12:00 p.m., Eastern Time, on the Business Day following the Transmittal Date. Pending delivery of the undelivered Fund shares, the Authorized Participant shall be required to deposit additional cash, as needed, to maintain the Redemption Deposit at an amount equal to 115% of the value of undelivered Fund shares, which shall be marked to market daily by the Fund until the outstanding shares are delivered. Under these circumstances, the Redemption Instruments, and any Cash Amount, less the applicable transaction fee, shall be delivered no later than the Settlement Date.

If an order is not received in proper form by the NAV Calculation Time on the Transmittal Date (no later than 3:00 p.m., Eastern Time, if required by the Distributor) or the required cash deposit is not timely received on the next Business Day following the date the order was received by the Distributor, then the order may be cancelled and deemed not received and the Authorized Participant affecting the transaction will be liable to the Fund for any losses resulting therefrom.

To the extent that the undelivered Fund shares are not received by 12:00 p.m., Eastern Time, the Fund may use the Redemption Deposit to purchase the undelivered shares at any time and the Authorized Participant shall be liable to the

Fund for the costs incurred by the Fund in connection with such purchases and any shortfall between the cost to the Fund to acquire the shares and the value of the Redemption Deposit. Costs to purchase the outstanding Fund shares shall include, but not be limited to, the amount by which the actual purchase price of the undelivered Fund shares exceeds the Redemption Deposit or the market value of such shares on the day the purchase order was received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return the remaining Redemption Deposit once the undelivered shares are received by the Custodian.

The Participant Agreement may contain further information relating to this collateral process.

Transaction Fees on Redemptions of Creation Units

The Fund charges a transaction fee, which is intended to cover the transfer and other transactional costs it incurs to redeem Creation Units. A transaction fee will be charged by the Fund to Authorized Participants per redemption (“Standard Redemption Fee”). The Fund reserves the right to charge additional transactions fees not to exceed three (3) times the Standard Redemption Fee for: (1) orders processed outside of the Clearing Process; (2) orders involving cash in lieu amounts; and (3) cash redemptions (“Additional Redemption Charges”). The Fund also reserves the right to adjust the Standard Charge and/or the Additional Redemption Charges at any time in order to ensure that the Fund is able to continue to recoup the costs it actually incurs to issue Creation Units. Authorized Participants are responsible for paying the costs to transfer the Redemption Instruments from the Fund. Authorized Participants may charge investors a fee to redeem Creation Units on their behalf.

The standard transaction fee and maximum transaction fee for the Fund are $250 and $1,000, respectively.

Suspension of Redemption Rights

The right of redemption may be suspended with respect to the Fund for: (1) any period during which the Exchange is closed (other than customary weekends and holidays); (2) any period during which trading on the Exchange is suspended or restricted; (3) any period during which an emergency exists as a result of which disposal of Fund shares or determination of the Fund’s NAV is not reasonably practicable; or (4) such other periods as the SEC may permit.

BROKERAGE TRANSACTIONS

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Advisor will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Advisor may have to execute portfolio transactions on behalf of the Fund.

As of the date of this SAI, the Fund had not yet commenced operations and did not pay any brokerage commissions.

TRADE ALLOCATION

Investment decisions for the Fund and other clients of the Advisor are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally.

A security may be bought or sold by the Advisor for only one client or in different amounts and at different times for more than one, but less than all, clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. To the extent that multiple clients are purchasing or selling a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Fund.

BROKERAGE ALLOCATION

The Advisor may place orders for the purchase and sale of portfolio securities for the Fund through numerous brokers and dealers. In so doing, it uses its best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Purchases and sales of fixed income securities (for instance, money market instruments and bonds, notes, and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases, or to whom the Fund sells, is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The prices of securities purchased from dealers serving as market makers reflect the spread between the bid and ask price. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

SOFT DOLLAR PRACTICES

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for their clients. Consistent with this practice, the Advisor may receive research, statistical, and quotation services from broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act and by the Trust’s Management Agreement with the Advisor, the Advisor may cause the Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

ADDITIONAL INFORMATION ABOUT THE TRUST

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for the Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by series, except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series of the Trust.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. The Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees, except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

The Declaration of Trust provides a process for the bringing of derivative actions by shareholders for claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a pre-suit demand by the complaining shareholder must first be made on the Board of Trustees, unless such action is excused because a majority of the members of the Board have a material personal financial interest in the action at issue. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand.

Under the Declaration of Trust, the Trustees have the power to liquidate any series of the Trust without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if a series fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the Shareholders.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record, or is known by the Trust to own beneficially, 5% or more of any class of Shares of any Fund. As of the date of this SAI, the Fund has not yet commenced operations and has no shareholders.

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-

entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.

In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the

Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

VOTING PROXIES OF FUND PORTFOLIO SECURITIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor may further delegate such proxy voting to a sub-advisor or a third-party proxy voting service provider. The Advisor will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Advisor has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies and procedures are attached hereto as Appendix 2.

Information on how the Fund voted proxies for the most recent year ended June 30 relating to portfolio securities is available without charge, upon request, by calling (800) 253-0412 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling (855) 4SS-ETFS or (855) 477-3837 and will be sent within three business days of receipt of a request.

PORTFOLIO HOLDINGS DISCLOSURE PRACTICES

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities.

Each day the Fund is open for business, before the opening of regular trading on the Exchange, the Fund will publicly disclose on the Fund’s website at www.strategysharesetfs.com the Fund’s full portfolio holdings that will form the basis of the next calculation of current NAV, which are based on the Fund’s portfolio holdings as of the close of business on the prior Business Day. In addition, each Business Day, a portfolio composition file, which displays the names and quantities of the instruments comprising the Creation Basket(s), as well as the estimated Cash Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the NSCC.

In addition, as a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except (1) to service providers that require such information in the course of performing their duties (for example, the Custodian, Administrator, Advisor, any sub-advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality, including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials or through filings with the SEC, as described below, and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information, and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period, respectively. In addition, the Fund’s portfolio holdings are publicly available on the SEC’s EDGAR website in the Fund’s reports on Forms N-CSR two months after the end of each semi-annual period and on Form N-PORT two months after each quarter.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased or held by the Fund, subject to the restrictions of the codes. The codes are filed as exhibits to the Trust’s registration statement.

TRUST EXPENSES

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund’s shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the Custodian, fund accountant, and Transfer Agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings, and any extraordinary expenses.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

As of the date of this SAI, the Fund had not yet commenced operations and has yet to have any portfolio turnover.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV per share as of the close of the Exchange (normally 4:00 p.m., Eastern Time) on each Business Day. The NAV per share is calculated by dividing the value of the net assets of the Fund (e.g., value of total assets less total liabilities) by the total number of shares outstanding.

To calculate the Fund’s NAV per share, the Trust follows valuation procedures approved by the Board. Pursuant to these procedures, the Trust relies on certain security pricing services to provide current market values for the Fund’s portfolio securities. These security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the Exchange (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Options contracts are generally valued at the mean of the bid and ask price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. Investments in other open-end investment companies are valued at NAV (except ETFs, which are valued consistent with the pricing process for equity securities). In certain limited circumstances, such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund.

TAXES

The following information is a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Federal Income Taxation

The Fund is treated as a separate corporation for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the Fund:

(1)	derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(2)	diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, the Fund will be subject to federal corporate income tax (currently at a rate of 21%) on any undistributed income other than tax-exempt income.

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January is generally deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held by the Fund more than one year over net losses from capital assets held by the Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions reinvested in additional shares of the Fund through a dividend reinvestment service will be taxable to the same extent as if the distributions had been received in cash.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income”. Net investment income includes any ordinary dividends and capital gain distributions from the Fund, as well as any capital gains recognized on the sale or exchange of Fund shares.

Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains. Long-term capital gain distributions paid to certain high-income taxpayers will be subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined, in 2025, as individuals and married couples filing jointly whose taxable income exceeds $533,400 and $600,050, respectively, per year.

In order for some portion of the dividends received by the Fund’s shareholders to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by non-corporate taxpayers, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend: (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds); (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (r, in the case of certain preferred stock, during the 180-day period beginning 90 days before such date); or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (2) by application of the Code.

If the Fund distributes amounts in excess of the Fund’s “earnings and profits” (which provide a measure of the Fund’s dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder, but has the effect of reducing the shareholder’s basis in the relevant shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her shares. However, because the Fund’s expenses attributable to earning tax exempt income do not reduce the Fund’s current earnings and profits, a portion of any distribution in excess of the Fund’s net tax exempt and taxable income may be considered paid out of the Fund’s earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund’s capital).

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

QUALIFIED REIT DIVIDENDS

Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of qualified REIT dividends to its shareholders, provided both the Fund and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

CAPITAL LOSS CARRYOVERS

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers. As of April 30, 2026, the Fund had $0 in short-term capital loss carryforwards and $0 in long-term capital loss carryforwards. These capital loss carryforwards do not expire.

Hedging Transactions

Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund’s income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as: (1) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (2) thereafter as a return of capital to the extent of the recipient’s basis in the shares; and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency-Denominated Securities and Related Hedging Transactions

The Fund’s transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Investments

If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of certain securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis.

Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

Foreign Tax Credit

The Fund may be subject to foreign withholding or other taxes with respect to income from foreign securities, which could reduce the amount of the Fund’s distributions. Shareholders may be able to claim a credit or deduction for foreign taxes if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election. It is not anticipated that the Fund will invest in foreign securities to the extent necessary to meet the above 50% threshold to pass through the foreign taxes it pays to shareholders.

PASSIVE FOREIGN INVESTMENT COMPANY

Investment by the Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (1) 75 percent or more of the income of which for the taxable year is passive income; or (2) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The Fund’s investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or Redemption of Shares

The sale, exchange or redemption of the Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the sale, exchange, or redemption of the Fund’s shares will be treated as short-term capital gain or loss. However, if a shareholder sells the Fund’s shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of the Fund’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Fund’s shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Fund shares will be adjusted to reflect the disallowed loss.

In-Kind Purchase and Redemption of Creation Units

To the extent that the Fund sells shares in exchange for securities and/or cash, the investor will recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time and the investor’s aggregate basis in the securities surrendered and/or the amount of any cash paid for the Creation Unit. An investor who redeems a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the investor’s basis in the Creation Unit and the aggregate market value of the securities and/or cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than 12 months and as short-term capital gain or loss if the shares have been held for 12 months or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased and sold and at what price. If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

INVESTMENTS IN PARTNERSHIPS AND QPTPS

For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income, but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to qualify annually as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Current federal tax law generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

Special tax rules apply to investments purchased though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Unrelated Business Taxable Income

Under current law, the Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute dividends from net investment income, if any, annually and intends to distribute its net realized capital gains, if any, at least [___].

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, a copy of the Annual Report to Shareholders may be obtained without charge by calling (855) 4SS-ETFS or (855) 477-3837.

APPENDIX 1

INVESTMENT RATINGS

The NRSROs that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody’s, S&P, Fitch, and A.M. Best. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO’s ratings is as of the date of this SAI and may subsequently change.

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch’s short-term ratings indicate the potential level of default within a 12-month period.

F1+: best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor’s commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P GLOBAL RATINGS (“S&P”)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX 2

Rational Advisors, Inc.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

The Advisor after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (“Policies”) of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such Policies set forth the Advisor’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These Policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted the Policies as drafted by ISS, the Advisor maintains the fiduciary responsibility for all proxy voting decisions.

Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the Advisor. The Advisor shall supervise the relationships with its proxy voting services, ISS. ISS apprises the Advisor of shareholder meeting dates, and casts the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS serves as the Advisor’s proxy voting record keepers and generate reports on how proxies were voted. The Advisor periodically reviews communications from ISS to determine whether ISS voted the correct amount of proxies, whether the votes were cast in a timely manner, and whether the vote was in accordance with the Policies or the Advisor’s specific instructions.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted policies and procedures for proxy voting that can be found at ISS US Benchmark Policy 2022 with regard to companies in investment portfolios of our clients. Key objectives of these proxy voting procedures can be found below:

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Climate Change

Say on Climate (SoC) Management Proposals: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

●	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

●	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

●	Whether the company has sought and received third-party approval that its targets are science-based;

●	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

●	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

●	Whether the company’s climate data has received third-party assurance;

●	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

●	Whether there are specific industry decarbonization challenges; and

●	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. taking into account information such as the following:

●	The completeness and rigor of the company’s climate-related disclosure;

●	The company’s actual GHG emissions performance;

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

●	The company’s level of disclosure compared to industry peers; and

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities; ▪ The company’s level of disclosure is comparable to that of industry peers; and

●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;

●	Whether company disclosure lags behind industry peers;

●	The company’s actual GHG emissions performance

●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

●	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

●	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

●	The scope and structure of the proposal;

●	The company’s current level of disclosure on renewable energy use and GHG emissions; and

●	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

The Advisor’s complete proxy voting procedures can be found at ISS US Benchmark Policy 2022.

UNITED STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2026
Published December 9, 2025

Effective for Meetings Published on or after February 25, 2025, Consideration of Certain Diversity Factors in Making Vote Recommendations Is Suspended (see pp. 12-13 for more information).

WWW.ISSGOVERNANCE.COM

TABLE OF CONTENTS

Contents

DEFINITIONS	1
OVERVIEW OF THE TRUST	2
EXCHANGE LISTING AND TRADING	2
INVESTMENT PRACTICES	3
INVESTMENT RISKS	21
INVESTMENT POLICIES	31
MANAGEMENT	33
SERVICE PROVIDERS	39
SUPPLEMENTAL PAYMENTS TO FINANCIAL INTERMEDIARIES	44
PURCHASE AND REDEMPTION OF CREATION UNITS	44
BROKERAGE TRANSACTIONS	54
ADDITIONAL INFORMATION ABOUT THE TRUST	56
FEES PAID BY THE FUND FOR SERVICES	56
PRINCIPAL HOLDERS OF SECURITIES	56
BOOK ENTRY ONLY SYSTEM	56
VOTING PROXIES OF FUND PORTFOLIO SECURITIES	58
PORTFOLIO HOLDINGS DISCLOSURE PRACTICES	58
CODE OF ETHICS	59
TRUST EXPENSES	59
PORTFOLIO TURNOVER	59
DETERMINATION OF NET ASSET VALUE	59
TAXES	60
DIVIDENDS AND DISTRIBUTIONS	67
FINANCIAL STATEMENTS	68
APPENDIX 1	69
APPENDIX 2	73
W W W . I S S G O V E R N A N C E . C O M	2 of 234

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard

U.S. policy guidelines.

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

W W W . I S S G O V E R N A N C E . C O M	3 of 234

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	4 of 234

Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

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General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

Independent directors comprise 50 percent or less of the board;

The non-independent director serves on the audit, compensation, or nominating committee;

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
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ISS Classification of Directors – U.S.

Executive Director

Current officer1 of the company or one of its affiliates2.

Non-Independent Non-Executive Director

Board Identification

Director identified as not independent by the board. Controlling/Significant Shareholder

Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

Non-officer employee of the firm (including employee representatives).

Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

Former CEO of the company. 3, 4

Former non-CEO officer1 of the company or an affiliate2 within the past five years.

Former officer1 of an acquired company within the past five years.4

Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.5

Family Members

Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.

Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

1.1.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

1.2.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

1.3.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable
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or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.

Other Relationships

1.4.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

1.5.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

1.6.	Founder[11] of the company but not currently an employee.

1.7.	Director with pay comparable to Named Executive Officers.

1.8.	Any material[12] relationship with the company.

Independent Director

No material12 connection to the company other than a board seat.

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Footnotes:

The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

Includes any former CEO of the company prior to the company’s initial public offering (IPO).

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

1.	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

2.	Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
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3.	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

4.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
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12.	For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

Medical issues/illness;

Family emergencies; and

Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

Sit on more than five public company boards; or

Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards4.

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NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the gender diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered by these guidelines under its proprietary ISS U.S. Benchmark policy.

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the racial and/or ethnic diversity of a company’s board

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
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when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered under these guidelines under its proprietary ISS U.S. Benchmark policy.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

Rationale provided in the proxy statement for the level of implementation;

The subject matter of the proposal;

The level of support for and opposition to the resolution in past meetings;

Actions taken by the board in response to the majority vote and its engagement with shareholders;

The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

Other factors as appropriate.

The board failed to act on takeover offers where the majority of shares are tendered; or

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and/or the say-on-pay proposal when the company’s previous say-on-pay received support of less than 70 percent of votes cast.

Factors that will be considered in assessing board responsiveness include:

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns.

If the company discloses meaningful engagement efforts, but in addition states that it was unable to obtain specific feedback, ISS will assess company actions taken in response to the say-on-pay vote as well as the company’s explanation as to why such actions are beneficial for shareholders.

Additional factors that may be considered include:

■	Whether the issues raised are recurring or isolated;

■	The company’s ownership structure;

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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■	Significant corporate activity, such as a recent merger or proxy contest; and

■	Any other compensation action or factor considered relevant to assessing board responsiveness.

If the say-on-pay support level was less than 50 percent of votes cast, this would warrant the highest degree of responsiveness, as assessed under the factors noted above.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

The company has a poison pill with a deadhand or slowhand feature6;

The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

The trigger threshold and other terms of the pill;

The disclosed rationale for the adoption;

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

A commitment to put any renewal to a shareholder vote;

The company’s overall track record on corporate governance and responsiveness to shareholders; and

Other factors as relevant.

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Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a multi-class capital stock structure with unequal voting rights8.

[6]	If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

[8]	This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
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Exceptions to this policy will generally be limited to:

■	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

■	Convertible preferred shares that vote on an “as-converted” basis;

■	Situations where the enhanced voting rights are limited in duration and applicability, such as where they are intended to overcome low voting turnout and ensure approval of a specific non-controversial agenda item and “mirrored voting” applies;

■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;

■	A classified board structure; or

■	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without

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shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

■	The company’s ownership structure;

■	The company’s existing governance provisions;

■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
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■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;

■	Adopted supermajority vote requirements to amend the bylaws or charter;

■	Eliminated shareholders’ ability to amend bylaws;

■	Adopted a fee-shifting provision; or

■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;

■	A supermajority vote requirement;

■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

■	The inability of shareholders to call special meetings;

■	The inability of shareholders to act by written consent;

■	A multi-class capital structure; and/or

■	A non-shareholder-approved poison pill.
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Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and
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■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive;

The company receives an adverse opinion on the company’s financial statements from its auditor; or

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

The company maintains significant problematic pay practices; or

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more consecutive or non-consecutive years/across multiple years) of awarding excessive or otherwise problematic10 non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Adverse recommendations may be warranted in the first year for particularly egregious director compensation issues/instances/cases10.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

[10]	May include excessive magnitude, problematic perquisites, performance awards, stock options, or retirement benefits.
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■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain11, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

Board governance measures;

Corporate strategy;

Risk management analyses; and

Metrics and targets.

Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

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Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[12], or fiduciary responsibilities at the company;

■	Failure to replace management as appropriate; or

■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested

[11]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

[12]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
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elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the company relative to its industry;

Management’s track record;

Background to the contested election;

Nominee qualifications and any compensatory arrangements;

Strategic plan of dissident slate and quality of the critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates); and

Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

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Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

The rationale provided for adoption of the term/tenure limit;

The robustness of the company’s board evaluation process;

Whether the limit is of sufficient length to allow for a broad range of director tenures;

Whether the limit would disadvantage independent directors compared to non-independent directors; and

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■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and

■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

The reasonableness/scope of the request; and

The company’s existing disclosure on its current CEO succession planning process.

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Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

■	The company has proxy access[13], thereby allowing shareholders to nominate directors to the company’s ballot; and

■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation14.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

■	If only the individual’s legal expenses would be covered.
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Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

[13]	A proxy access right that meets the recommended guidelines.

[14]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■ Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

■	Level of disclosure regarding the issue for which board oversight is sought;

■	Company performance related to the issue for which board oversight is sought;

■	Board committee structure compared to that of other companies in its industry sector; and

■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;

■	The company’s current board leadership structure;

■	The company’s governance structure and practices;

■	Company performance; and

■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;

■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
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■	Evidence that the board has failed to oversee and address material risks facing the company;

■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

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Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

■	Effectively disclosed information with respect to this structure to its shareholders;

■	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.
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Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

■	The motivation and rationale for establishing the agreements;

■	The quality of the company’s disclosure; and

■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;

■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the

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company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;

■	The length of rotation specified in the proposal;

■	Any significant audit-related issues at the company;

■	The number of Audit Committee meetings held each year;

■	The number of financial experts serving on the committee; and

■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
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Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

■	The company’s ownership structure and historical voting turnout;

■	Whether the board could amend bylaws adopted by shareholders; and

■	Whether shareholders would retain the ability to ratify any board-initiated amendments.
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Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company’s stated rationale for adopting such a provision;

■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

■	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

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General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

■	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A

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shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or

■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;

■	A term of no more than three years;

■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

■	The value of the NOLs;

■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

■	The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

■	Any other factors that may be applicable.
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Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;
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■	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

■	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

■	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

■	Any recent controversies or concerns related to the company’s proxy voting mechanics;

■	Any unintended consequences resulting from implementation of the proposal; and

■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;

■	The board’s rationale for seeking ratification;

■	Disclosure of actions to be taken by the board should the ratification proposal fail;

■	Disclosure of shareholder engagement regarding the board’s ratification request;

■	The level of impairment to shareholders’ rights caused by the existing provision;

■	The history of management and shareholder proposals on the provision at the company’s past meetings;

■	Whether the current provision was adopted in response to the shareholder proposal;

■	The company’s ownership structure; and

■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;

■	One or more of the dissident’s candidates is elected;

■	Shareholders are not permitted to cumulate their votes for directors; and

■	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
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Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;

■	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

■	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;

■	The consent threshold;

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[15] right for shareholders to call special meetings at a 10 percent threshold;

■	A majority vote standard in uncontested director elections;

■	No non-shareholder-approved pill; and

■	An annually elected board.
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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;

[15]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
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■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

■	The inclusion of exclusionary or prohibitive language;

■	Investor ownership structure; and

■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

■	Ownership structure;

■	Quorum requirements; and

■	Vote requirements.
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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only16 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and

■	Concerns identified with the company’s prior meeting practices.

[16]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
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Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); or

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
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However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.
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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:

■	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

■	The new class of shares will be transitory;

■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

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Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;

■	The shareholder base; and

■	The liquidity of the stock.
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Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[17]

■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

■	The company has a non-shareholder approved poison pill (including an NOL pill); and

■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

■	A government body has in the past year required the company to increase its capital ratios.
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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

[17]	To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.
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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and

■	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;

■	Enhanced liquidity;

■	Fairness of conversion terms;

■	Impact on voting power and dividends;

■	Reasons for the reclassification;

■	Conflicts of interest; and

■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or

■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.
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Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;

■	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

■	The company’s rationale; or

■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail;

■	The use of buybacks to inappropriately manipulate incentive compensation metrics;

■	Threats to the company’s long-term viability; or

■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when

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there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;

■	Excessive increases in authorized capital stock;

■	Unfair method of distribution;

■	Diminution of voting rights;

■	Adverse conversion features;

■	Negative impact on stock option plans; and

■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;

■	Fairness opinion;

■	Financial and strategic benefits;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives for the business; and

■	Non-completion risk.
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Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;

■	Potential elimination of diseconomies;

■	Anticipated financial and operating benefits;

■	Anticipated use of funds;

■	Value received for the asset;

■	Fairness opinion;

■	How the deal was negotiated; and

■	Conflicts of interest.
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Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders’ positions;

■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

■	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

■	Management’s efforts to pursue other alternatives;

■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

■	Conflict of interest - arm’s length transaction, managerial incentives.
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Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;

■	Any financial or tax benefits;

■	Regulatory benefits;

■	Increases in capital structure; and
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■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;

■	Fairness opinion;

■	How the deal was negotiated;

■	Conflicts of interest;

■	Other alternatives/offers considered; and

■	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

■	Are all shareholders able to participate in the transaction?

■	Will there be a liquid market for remaining shareholders following the transaction?

■	Does the company have strong corporate governance?

■	Will insiders reap the gains of control following the proposed transaction? and

■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;

■	Percentage ownership;

■	Financial and strategic benefits;

■	Governance structure;

■	Conflicts of interest;

■	Other alternatives; and

■	Non-completion risk.
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Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;

■	Appraisal value of assets; and

■	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
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Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price
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appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

■	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

■	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

■	The company’s financial condition;

■	Degree of need for capital;

■	Use of proceeds;

■	Effect of the financing on the company’s cost of capital;

■	Current and proposed cash burn rate; and

■	Going concern viability and the state of the capital and credit markets.

■	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

■	Control issues:

■	Change in management;

■	Change in control;

■	Guaranteed board and committee seats;

■	Standstill provisions;

■	Voting agreements;

■	Veto power over certain corporate actions; and

■	Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

■	Conflicts of interest should be viewed from the perspective of the company and the investor; and

■	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:

■	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
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Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;

■	Percentage ownership of current shareholders in the reorganized company;

■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

■	Existence of a superior alternative to the plan of reorganization; and

■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

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General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;

■	Planned use of the sale proceeds;

■	Valuation of spinoff;

■	Fairness opinion;

■	Benefits to the parent company;

■	Conflicts of interest;

■	Managerial incentives;

■	Corporate governance changes; and

■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;

■	Selling the company; or

■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;

■	Signs of entrenched board and management (such as the adoption of takeover defenses);

■	Strategic plan in place for improving value;

■	Likelihood of receiving reasonable value in a sale or dissolution; and

■	The company actively exploring its strategic options, including retaining a financial advisor.
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Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

■	The company maintains significant problematic pay practices; or

■	The board exhibits a significant level of poor communication and responsiveness to shareholders.
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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

■	The situation is egregious.
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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices, this analysis considers the following:

1.	Peer Group[18] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a five-year period.

■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a five-year period.

■	The multiple of the CEO’s total pay relative to the peer group median over one- and three-year periods.

2.	Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The overall ratio of performance-based compensation to fixed or discretionary pay;

■	The ratio of performance- to time-based long-term incentive awards;

■	Vesting and/or retention requirements for equity awards that demonstrate a long-term focus;

■	The rigor of performance goals;

■	The complexity and risks around pay program design;

■	The transparency and clarity of disclosure;

■	The company’s peer group benchmarking practices;

■	Financial/operational results, both absolute and relative to peers;

■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

■	Realizable and/or realized pay compared to granted pay; and

■	Any other factors deemed relevant.
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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;

■	Incentives that may motivate excessive risk-taking or present a windfall risk; and

[18]	The ISS peer group is generally comprised of 14-24 companies that are selected using factors such as market cap, revenue, assets, GICS industry group, and the company selected peers’ GICS industry group. ISS’ peer selection methodology is detailed in the U.S. Peer Group FAQ.

[19]	Russell 3000E Index companies (excluding S&P1500 and Russell 3000 companies) are not subject to the Absolute Alignment analysis.
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■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

■	Extraordinary perquisites or tax gross-ups;

■	New or materially amended agreements that provide for:

■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

■	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

■	Liberal CIC definition combined with any single-trigger CIC benefits;

■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

■	Duration of options backdating;

■	Size of restatement due to options backdating;

■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

■	Failure to adequately respond to the company’s previous say-on-pay proposal that received low support taking into account the factors identified under the Responsiveness section in the Board of Directors policy with respect to say-on-pay.
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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;

■	Single-trigger acceleration of unvested equity awards;

■	Full acceleration of equity awards granted shortly before the change in control;

■	Acceleration of performance awards above the target level of performance without compelling rationale;

■	Excessive cash severance (generally >3x base salary and bonus);

■	Excise tax gross-ups triggered and payable;

■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

■	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on equity plan proposals subject to the Equity Plan Scorecard framework, where positive factors may counterbalance negative factors under three pillars:

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I. Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

■	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

■	Quality of disclosure around vesting upon a change in control (CIC);

■	Discretionary vesting authority;

■	Liberal share recycling on various award types;

■	Lack of minimum vesting period for grants made under the plan;

■	Dividends payable prior to award vesting; and

■	Cash-denominated award limits for non-employee directors.

Grant Practices:

■	The company’s three-year burn rate relative to its industry/market cap peers;

■	Vesting requirements in CEO’s recent equity grants;

■	The estimated duration of the plan;

■	The proportion of the CEO’s most recent equity grants/awards classified by ISS as performance-based;

■	Whether the company maintains a sufficient claw-back policy; and

■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;

■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

■	The plan is excessively dilutive to shareholders’ holdings;

■	The plan contains an evergreen (automatic share replenishment) feature;

■	The plan lacks sufficient positive features under the Plan Features pillar; or

■	Any other factors that are determined to have a significant negative impact on shareholder interests.
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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued.

For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

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For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.20

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

■	Cancel underwater options in exchange for stock awards; or

■	Provide cash buyouts of underwater options.

[20]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.
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While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;

■	Whether problematic equity grant practices are driving the misalignment; and/or

■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the
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proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;
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■	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;

■	Offering period is 27 months or less; and

■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

■	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

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Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

■	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

■	Is this a value-for-value exchange?;

■	Are surrendered stock options added back to the plan reserve?;

■	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

■	Option vesting--does the new option vest immediately or is there a black-out period?;

■	Term of the option--the term should remain the same as that of the replaced option;

■	Exercise price--should be set at fair market or a premium to market; and

■	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

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Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;

■	Vesting;

■	Bid-price;
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■	Term of options;

■	Cost of the program and impact of the TSOs on company’s total option expense; and

■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

■	An assessment of the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and

■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
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On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;

■	The presence of problematic pay practices relating to director compensation;

■	Director stock ownership guidelines and holding requirements;

■	Equity award vesting schedules;

■	The mix of cash and equity-based compensation;

■	Meaningful limits on director compensation;

■	The availability of retirement benefits or perquisites; and
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■	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;

■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information

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requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of

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compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;

■	The time period required to retain the shares;

■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

■	Whether the company has any other policies aimed at mitigating risk taking by executives;

■	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
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Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

■	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
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■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

■	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

■	What type of industry and stage of business cycle does the company belong to?
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Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

■	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

■	An executive may not trade in company stock outside the 10b5-1 Plan; and

■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company.

Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

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In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

■	Whether the company has chronic restatement history or material financial problems;

■	Whether the company’s policy substantially addresses the concerns raised by the proponent;

■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

■	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

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Factors that will be considered include, but are not limited to:

■	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

■	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

■	Any recent severance-related controversies; and

■	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company’s share buybacks;

■	The use of per-share metrics in incentive plans;

■	The effect of recent buybacks on incentive metric results and payouts; and

■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

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Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

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The following factors will be considered:

■	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;

■	The rationale presented for the reduction;

■	The market capitalization of the company (size, inclusion in indices);

■	The company’s ownership structure;

■	Previous voter turnout or attempts to achieve quorum;

■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

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Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

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Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental shareholder proposals. which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or regulation;

■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

■	The company’s relevant practices compared with any industry standard practices for addressing the issue(s) raised by the proposal;

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources;

■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage; and

■	Whether the proposal addresses substantive matters that may impact shareholders’ interests, including how the proposal may impact shareholders’ rights.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

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Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

■	The company has already published a set of animal welfare standards and monitors compliance;

■	The company’s standards are comparable to industry peers; and

■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;

■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company’s business;
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■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

■	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

■	Whether the company has adequately disclosed the financial risks of the products/practices in question;

■	Whether the company has been subject to violations of related laws or serious controversies; and

■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;

■	Existing disclosure of relevant policies;

■	Deviation from established industry norms;

■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
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■	Whether the proposal focuses on specific products or geographic regions;

■	The potential burden and scope of the requested report; and

■	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

■	Current regulations in the markets in which the company operates; and

■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;

■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

■	Whether the company’s advertising restrictions deviate from those of industry peers;

■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

■	Whether restrictions on marketing to youth extend to foreign countries.
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Vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;

■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

■	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan21, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

■	Whether the company has sought and received third-party approval that its targets are science-based;

■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

■	Whether the company’s climate data has received third-party assurance;

■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

■	Whether there are specific industry decarbonization challenges; and

■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;

■	The company’s actual GHG emissions performance;

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
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Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Vote case-by-case on resolutions requesting that a company disclose information on the climate change related financial, physical, or regulatory risks it faces to its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company provides current, publicly-available information on the climate change-related financial, physical, or regulatory risks it faces to its operations and investments or on the impact that climate change may have on the company;

[21]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
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■	Associated company policies and practices addressing climate change related risks and/or opportunities;

■	The company’s level of disclosure compared to industry peers; and

■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Vote case-by-case on proposals requesting that a company report on its greenhouse gas (GHG) emissions from company operations and/or products and operations, considering:

■	Whether the company discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	Whether the company’s level of disclosure is comparable to that of industry peers; or

■	Whether there are significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, considering:

■	The company’s actual GHG emissions performance;

■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives;

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;

■	Whether company disclosure lags behind industry peers; and

■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

■	The proponent requests adoption of specific energy efficiency goals within specific timelines.
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Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;

■	The company’s current level of disclosure on renewable energy use and GHG emissions; and

■	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

The level of gender and racial minority representation that exists at the company’s industry peers;

The company’s established process for addressing gender and racial minority board representation;

Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

The independence of the company’s nominating committee;

Whether the company uses an outside search firm to identify potential director nominees; and

Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

General Recommendation: Generally vote case-by-case on proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data. Factors that will be considered are:

Whether the company publicly discloses equal employment opportunity policies and initiatives;

Whether the company publicly discloses comprehensive workforce diversity data/EEO-1 report; or

Whether the company has recent significant workplace discrimination/fair employment violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

The company’s established process or framework for addressing racial inequity and discrimination internally;

Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

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Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

The company’s track record in recent years of racial justice measures and outreach externally; and

Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

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Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

Recent significant controversies, fines, or violations related to workplace health and safety; and

The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

The company’s compliance with applicable regulations and guidelines;

The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Natural Capital- Related and/or Community Impact Assessment Proposals

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

Alignment of current disclosure of applicable company policies, metrics, risk assessment report(s) and risk management procedures with any relevant, broadly accepted reporting frameworks;

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

The nature, purpose, and scope of the company’s operations in the specific region(s);

The degree to which company policies and procedures are consistent with industry norms; and

The scope of the resolution.

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Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

The company’s current level of disclosure of relevant policies and oversight mechanisms;

The company’s current level of such disclosure relative to its industry peers;

Potential relevant local, state, or national regulatory developments; and

Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

Operations in the specified regions are not permitted by current laws or regulations;

The company does not currently have operations or plans to develop operations in these protected regions; or

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The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

The nature of the company’s business;

The current level of disclosure of the company’s existing related programs;

The timetable and methods of program implementation prescribed by the proposal;

The company’s ability to address the issues raised in the proposal; and

How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

The potential financial impact or risk to the company associated with water-related concerns or issues; and

Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the

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community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

Applicable market-specific laws or regulations that may be imposed on the company; and

Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

The scope and prescriptive nature of the proposal;

The company’s current level of disclosure regarding its environmental and social performance and governance;

The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Vote case-by-case on proposals requesting a report on company or company supplier labor and/or human rights standards and policies, taking into consideration:

Whether such information is publicly disclosed;

Whether the company is lagging industry peers; and

Whether there are recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers.

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Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

The scope of the request;

The degree to which existing relevant policies and practices are disclosed;

Whether or not existing relevant policies are consistent with internationally recognized standards;

Deviation from industry sector peer company standards and practices;

Whether company facilities and those of its suppliers are monitored and how;

Company participation in fair labor organizations or other internationally recognized human rights initiatives;

Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse; and

Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

Whether the proposal is unduly burdensome or overly prescriptive.

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Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

Current disclosure of applicable risk assessment(s) and risk management procedures;

Compliance with U.S. sanctions and laws;

Consideration of other international policies, standards, and laws; and

Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

Controversies surrounding operations in the relevant market(s);

The value of the requested report to shareholders;

The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including

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disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

The company’s current disclosure of relevant lobbying policies, and management and board oversight;

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The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Vote case-by-case on proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions;

The company’s disclosure of its direct corporate political contributions; and

Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

Past performance relative to its peers;

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Market in which the fund invests;

Measures taken by the board to address the issues;

Past shareholder activism, board activity, and votes on related proposals;

Strategy of the incumbents versus the dissidents;

Independence of directors;

Experience and skills of director candidates;

Governance profile of the company; and

Evidence of management entrenchment.

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Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

Proposed and current fee schedules;

Fund category/investment objective;

Performance benchmarks;

Share price performance as compared with peers;

Resulting fees relative to peers; and

Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

Stated specific financing purpose;

Possible dilution for common shares; and

Whether the shares can be used for antitakeover purposes.

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1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

Potential competitiveness;

Regulatory developments;

Current and potential returns; and

Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

The fund’s target investments;

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The reasons given by the fund for the change; and

The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

Political/economic changes in the target market;

Consolidation in the target market; and

Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

Potential competitiveness;

Current and potential returns;

Risk of concentration; and

Consolidation in target industry.

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Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

The company has demonstrated responsible past use of share issuances by either:

Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

Strategies employed to salvage the company;

The fund’s past performance; and

The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

The degree of change implied by the proposal;

The efficiencies that could result;

The state of incorporation; and

Regulatory standards and implications.

Vote against any of the following changes:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

Removal of shareholder approval requirement for amendments to the new declaration of trust;

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

Removal of shareholder approval requirement to change the domicile of the fund.

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Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

Regulations of both states;

Required fundamental policies of both states; and

The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

Fees charged to comparably sized funds with similar objectives;

The proposed distributor’s reputation and past performance;

The competitiveness of the fund in the industry; and

The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

Resulting fee structure;

Performance of both funds;

Continuity of management personnel; and

Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

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Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

Performance of the fund’s Net Asset Value (NAV);

The fund’s history of shareholder relations; and

The performance of other funds under the advisor’s management.

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1

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PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of Huntington Strategy Shares (now known as Strategy Shares) (the “Trust” or the “Registrant”) – Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-1A filed on November 22, 2010.

(a)(2)	Registrant’s Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-1A filed on November 22, 2010.

(a)(3)	Certificate of Amendment to Certificate of Trust - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on June 8, 2016.

(b)	Registrant’s By-Laws – Incorporated herein by reference to Registrant’s Initial Registration Statement on Form N-1A filed on November 22, 2010.

(c)	Instruments Defining Rights of Security Holders:

None (other than in the Declaration of Trust and By-laws of the Registrant).

(d)(1)	Management Agreement between Registrant and Rational Advisors, Inc. dated January 1, 2016 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on June 8, 2016.

(d)(2)	Exhibit A to Management Agreement between Registrant and Rational Advisors, Inc. dated December 10, 2021 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 91 filed on December 13, 2021.

(d)(3)	Management Agreement between Registrant and Day Hagan Asset Management dated January 9, 2020 – Incorporated herein by reference to Registrant’s Post- Effective Amendment No. 63 filed on January 10, 2020.

(d)(4)	Exhibit to Management Agreement between Registrant and Day Hagan Asset Management dated February 7, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 140 filed on February 12, 2025.

(d)(5)	Management Agreement dated February 19, 2021, between Registrant and Rational Advisors, Inc. - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 76 filed on February 19, 2021.

(d)(6)	Exhibit to Management Agreement between Registrant and Rational Advisors, Inc. with respect to the Strategy Shares [INDEX NAME] Enhanced Yield ETF – To be filed by subsequent amendment.

(d)(7)	Exhibit to Management Agreement between Registrant and Rational Advisors, Inc. with respect to the Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF – To be filed by subsequent amendment.

(d)(8)	Sub-Advisory Agreement between Rational Advisors, Inc. and Rareview Capital LLC dated May 9, 2025, relating to the Monopoly ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 142 filed on May 13, 2025.

(d)(9)	Investment Advisory Agreement dated August 23, 2024, between Registrant and Eventide Asset Management, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 127 filed on August 26, 2024.

(d)(10)

Exhibit 1 to Investment Advisory Agreement between Registrant and Eventide Asset Management, LLC dated December 12, 2024. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 135 filed on December 13, 2024.

(d)(11)	Exhibit 1 to Investment Advisory Agreement between Registrant and Eventide Asset Management, LLC dated September 16, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 146 filed on September 19, 2025.

(d)(12)

Amendment to Management Agreement dated January 1, 2016, between Registrant and Rational Advisors, Inc. dated March 25, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 145 filed on August 27, 2025.

(d)(13)

Amendment to Management Agreement dated January 9, 2020, between Registrant and Day Hagan Asset Management dated March 25, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 145 filed on August 27, 2025.

(d)(14)

Amendment to Management Agreement dated February 19, 2021, between Registrant and Rational Advisors, Inc. dated March 25, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 145 filed on August 27, 2025.

(e)(1)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 1, 2016 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on June 8, 2016.

(e)(2)	Novation of ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC, effective as of September 30, 2021 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 95 filed on December 28, 2021.

(e)(3)	First Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective as of December 10, 2021 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 95 filed on December 28, 2021.

(e)(4)	Second Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective as of June 17, 2022– Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 110 filed on June 22, 2022.

(e)(5)	Third Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective November 7, 2023 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 127 filed on August 26, 2024.

(e)(6)	Fourth Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, March 26, 2024 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 127 filed on August 26, 2024.

(e)(7)	Fifth Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective December 12, 2024 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 135 filed on December 13, 2024.

(e)(8)	Sixth Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective March 25, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 142 filed on May 13, 2025.

(e)(9)	Seventh Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective September 18, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 146 filed on September 19, 2025.

(e)(10)	Eighth Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective June 23, 2026 – To be filed by subsequent amendment.

(e)(11)	Ninth Amendment to ETF Distribution Agreement, as novated, between the Registrant and Foreside Fund Services, LLC, effective September 17, 2026 – To be filed by subsequent amendment.

(e)(12)	Form of Authorized Participant Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on August 26, 2016.

(f)	Not applicable.

(g)(1)	Amended and Restated Custodial and Agency Services Agreement between the Registrant and Citibank, N.A. dated March 26, 2026 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 158 filed on May 5, 2026.

(g)(2)	Amendment to the Amended and Restated Custodial and Agency Services Agreement between the Registrant and Citibank, N.A. with respect to the Strategy Shares [INDEX NAME] Enhanced Yield ETF effective June 23, 2026 – To be filed by subsequent amendment.

(g)(3)	Amendment to the Amended and Restated Custodial and Agency Services Agreement between the Registrant and Citibank, N.A. with respect to the Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF effective September 17, 2026– To be filed by subsequent amendment.

(h)(1)	Amended and Restated Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. effective March 26, 2026 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 158 filed on May 5, 2026.

(h)(2)	Amendment to the Amended and Restated Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. with respect to the Strategy Shares [INDEX NAME] Enhanced Yield ETF effective June 23, 2026 – To be filed by subsequent amendment.

(h)(3)	Amendment to the Amended and Restated Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. with respect to the Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF effective September 17, 2026 – To be filed by subsequent amendment.

(h)(4)	Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF, and Strategy Shares Newfound/ReSolve Robust Momentum ETF effective September 1, 2021 - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 95 filed on December 28, 2021.

(h)(5)

Amended Exhibit A to Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF and Strategy Shares Newfound/ReSolve Robust Momentum ETF dated June 25, 2024 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 137 filed on January 3, 2025.

(h)(6)	Amended and Restated Management Services Agreement between the Registrant, on behalf of Day Hagan Smart Sector Fixed Income ETF, Day Hagan Smart Sector ETF, Day Hagan Smart Sector International ETF, Day Hagan Smart Buffer ETF, Eventide High Dividend ETF, Eventide U.S. Market ETF, and MFund Services LLC dated September 16, 2022 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 122 filed on June 30, 2023.

(h)(7)	Amended Exhibit A to Amended and Restated Management Services Agreement between the Registrant, on behalf of Day Hagan Smart Sector Fixed Income ETF, Day Hagan Smart Sector ETF, Day Hagan Smart Sector International ETF, Day Hagan Smart Buffer ETF, Eventide High Dividend ETF, Eventide U.S. Market ETF, Eventide Large Cap Growth ETF, Eventide Large Cap Value ETF, Eventide Small Cap ETF, and Eventide International ETF and MFund Services LLC dated September 16, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 146 filed on September 19, 2025.

(h)(8)	Amended and Restated Management Services Agreement between the Registrant, on behalf of Strategy Shares Nasdaq 7HANDL™ Index ETF, Strategy Shares Newfound/ReSolve Robust Momentum ETF, Strategy Shares Gold Enhanced Yield ETF, and Monopoly ETF, and MFund Services LLC dated September 16, 2022 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 122 filed on June 30, 2023.

(h)(9)	Amended Exhibit A to Amended and Restated Management Services Agreement between the Registrant, on behalf of Strategy Shares [INDEX NAME] Enhanced Yield ETF, and MFund Services LLC dated June 23, 2026 – To be filed by subsequent amendment.

(h)(10)	Amended Exhibit A to Amended and Restated Management Services Agreement between the Registrant, on behalf of Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF dated September 17, 2026 - To be filed by subsequent amendment.

(h)(11)	Amended and Restated Compliance Services Agreement between the Registrant and MFund Services LLC dated June 24, 2022 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 123 filed on August 25, 2023.

(h)(12)	Sub-License Agreement between Nasdaq, Inc. and Rational Advisors, Inc. with respect to Strategy Shares 7HANDL Index ETF dated January 12, 2018 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 36 filed on January 12, 2018.

(h)(13) (h)(14)

Index Licensing Agreement between and among the Registrant, Solactive AG, and Rational Advisors, Inc. with respect to Strategy Shares Gold Enhanced Yield ETF dated May 17, 2021 — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 78 filed on July 14, 2021.

Licensing Agreement between and among [INDEX NAME] and Rational Advisors, Inc. with respect to Strategy Shares [INDEX NAME] Enhanced Yield ETF - To be filed by subsequent amendment.

(h)(15)	Licensing Agreement between and among [INDEX NAME] and Rational Advisors, Inc. with respect to Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF - To be filed by subsequent amendment.

(h)(16)	Management Agreement between Rational Advisors, Inc. and SSGBI Fund Limited, a wholly owned subsidiary of Strategy Shares Gold Enhanced Yield ETF (the “Subsidiary”) dated February 19, 2021 - Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 76 filed on February 19, 2021.

(h)(17)	Index Licensing Agreement between and among the Registrant, Newfound Research LLC, ReSolve Asset Management SEZC (Cayman), and Rational Advisors, Inc. with respect to Strategy Shares Newfound/ReSolve Robust Momentum ETF dated July 1, 2021 – Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 80 filed on August 26, 2021.

(h)(18)	Form of Rule 12d1-4 Agreement — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 110 filed on June 22, 2022.

(i)(1)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on August 28, 2019.

(i)(2)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Newfound/ReSolve Robust Momentum ETF — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 56 filed on October 28, 2019.

(i)(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Day Hagan Smart Sector ETF — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 10, 2020.

(i)(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Gold Enhanced Yield ETF — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 76 filed on February 19, 2021.

(i)(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Day Hagan Smart Sector Fixed Income ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 82 filed on September 27, 2021.

(i)(6)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Day Hagan Smart Sector International ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 110 filed on June 22, 2022.

(i)(7)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Eventide High Dividend ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 127 filed on August 26, 2024.

(i)(8)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Day Hagan Smart Buffer ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 140 filed on February 12, 2025.

(i)(9)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Eventide US Market ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 135 filed on December 13, 2024.

(i)(10)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Monopoly ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 142 filed on May 13, 2025.

(i)(11)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Eventide Large Cap Growth ETF, Eventide Large Cap Value ETF, and Eventide Small Cap ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 146 filed on September 19, 2025.

(i)(12)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Eventide International ETF – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 147 filed on October 30, 2025.

(i)(13)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares [INDEX NAME] Enhanced Yield ETF – To be filed by subsequent amendment.

(i)(14)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP with respect to Strategy Shares Strawberry Fields Overnight Enhanced Yield ETF – To be filed by subsequent amendment.

(j)	Consent of Independent Registered Public Accounting Firm – To be filed by subsequent amendment.

(k)	Not applicable.

(l)	Subscription Agreement between the Registrant and The Huntington National Bank dated May 11, 2012 – Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 filed on June 1, 2012.

(m)(1)	Amended and Restated Distribution Plan - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on September 10, 2018.

(m)(2)	Exhibit A to the Amended and Restated Distribution Plan dated September 16, 2025 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 146 filed on September 19, 2025.

(n)	Not applicable.

(o)(1)	Power of Attorney of Donald McIntosh, Trustee of the Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 filed on August 28, 2019.

(o)(2)	Power of Attorney of Tobias Caldwell, Trustee of the Trust – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 filed on August 28, 2019.

(o)(3)	Power of Attorney of Stephen Lachenauer, Trustee of the Trust - Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 filed on August 28, 2019.

(o)(4)	Power of Attorney of James Szilagyi, Treasurer and Chief Financial Officer of the Trust - Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 filed on August 28, 2019.

(p)(1)	Code of Ethics for the Registrant – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on August 27, 2014.

(p)(2)	Code of Ethics for Rational Advisors, Inc. - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on June 8, 2016.

(p)(3)	Code of Ethics of Foreside Fund Services, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8 filed on June 8, 2016.

(p)(4)	Code of Ethics of Vident Investment Advisory, LLC & WeatherStorm, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27 filed on December 9, 2016.

(p)(5)	Code of Ethics of Day Hagan Asset Management – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 10, 2020.

(p)(6)	Code of Ethics of Eventide Asset Management, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 127 filed on August 26, 2024.

(p)(7)	Code of Ethics of Rareview Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 142 filed on May 13, 2025.

Item 29.	Persons Controlled by or under Common Control with the Fund

None.

Item 30.	Indemnification

Pursuant to Article VII, Section 4 of the Registrant’s Agreement and Declaration of Trust, each of the Registrant’s Trustees, officers, and agents may be eligible to receive reimbursement from the Trust for certain losses incurred as a result of serving in such capacities. Each of the Trustees and officers may also be eligible to receive reimbursement from a Trust service provider for losses incurred in connection with services rendered by the provider under the following service contracts: (i) Management Agreement between the Trust and Rational Advisors, Inc. (“Rational”); (ii) Management Services Agreement between the Trust and MFund Services LLC; (iii) Distribution Agreement between the Trust and the Distributor; (iv) Services Agreement between the Trust and Citi Fund Services, Ohio, Inc. (“Citi”); (vi) Custodial and Agency Services Agreement between the Trust and Citibank, N.A. (“Citibank”); and (vii) the form of Authorized Participant Agreement. The Trustees and Officers are covered by the Trust’s Errors and Omissions Policy.

Under the Management Agreement and the Distribution Agreement, Rational and the Distributor, respectively, are eligible to receive reimbursement from the Trust for certain losses incurred under those agreements. Under the Services Agreement, the Custody and Agency Services Agreement, and the Management Services Agreement, the Trust’s agents and representatives, including Rational and Distributor, are eligible to receive reimbursement of certain losses from Citi, Citibank, and MFund Services LLC, respectively, in connection with services rendered by such providers under the agreements. Under the form of Authorized Participant Agreement, the Trust’s agents are eligible for reimbursement of losses resulting from certain activities of authorized participants. As a potential control person of a Fund (affiliate of a Fund), Rational may also be eligible for reimbursement of losses incurred in connection with services provided by the Distributor under the Distribution Agreement.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31.	Business and other Connections of the Investment Adviser

(a) Rational Advisors, Inc. (“Rational”), 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly owned subsidiary of Rational Capital LLC.

(i) Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational, and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022;

Trustee, Variable Insurance Trust, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022;

President and Chief Executive Officer of Catalyst Capital Advisors, 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

 Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds;

Managing Member of AlphaCentric Advisors LLC, 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242, a registered investment advisor. AlphaCentric serves as an advisor to AlphaCentric Prime Meridian Income Fund and certain series of MFST;

CEO of Catalyst Capital International, LLC, 36 North New York Avenue, Huntington, NY 11743;

CEO of Catalyst International Advisors, LLC, 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242;

CEO of Insights Media LLC, 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242; and

CEO, MFund Management LLC, 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242.

(b) Ashton Thomas Private Wealth, LLC d.b.a Day Hagan Asset Management (“Day Hagan”), 8605 E Raintree Drive, Suite 280, Scottsdale, AZ 85260, is registered with the SEC as an investment adviser file number 801-71512.

(c) Eventide Asset Management, LLC (“Eventide”), One International Place, Suite 4210, Boston, Massachusetts 02110, is registered with the SEC as an investment adviser file number 801-69154.

(i) Eventide has engaged in no other business since its inception.

(d) Rareview Capital LLC (Rareview), 10785 W. Twain Avenue, Suite 210, Las Vegas, NV, 89135, is registered with the SEC as an investment adviser file number 801-108100.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.	Davis Fundamental ETF Trust
50.	Defiance Autism Impact ETF, Series of ETF Series Solutions
51.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.	Defiance Quantum ETF, Series of ETF Series Solutions
55.	Defiance Retail Kings ETF, Series of ETF Series Solutions
56.	Denali Structured Return Strategy Fund
57.	Dodge & Cox Funds
58.	DoubleLine ETF Trust
59.	DoubleLine Income Solutions Fund
60.	DoubleLine Opportunistic Credit Fund
61.	DoubleLine Yield Opportunities Fund
62.	DriveWealth ETF Trust
63.	EIP Investment Trust
64.	Ellington Income Opportunities Fund
65.	ETF Opportunities Trust
66.	Exchange Listed Funds Trust

67.	Exchange Place Advisors Trust
68.	FIS Trust
69.	FlexShares Trust
70.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
71.	Forum Funds
72.	Forum Funds II
73.	Forum Real Estate Income Fund
74.	GMO ETF Trust
75.	GoldenTree Opportunistic Credit Fund
76.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.	Grayscale Funds Trust
78.	Guinness Atkinson Funds
79.	Harbor ETF Trust
80.	Harris Oakmark ETF Trust
81.	Hawaiian Tax-Free Trust
82.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.	John Hancock Exchange-Traded Fund Trust
94.	Kurv ETF Trust
95.	Lazard Active ETF Trust
96.	LDR High Income Realty Fund, Series of World Funds Trust
97.	Lone Peak Value Fund, Series of World Funds Trust
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Milliman Funds Trust
104.	MoA Funds Corporation
105.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
106.	Morgan Stanley ETF Trust
107.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
109.	Morningstar Funds Trust
110.	NEOS ETF Trust
111.	Niagara Income Opportunities Fund
112.	NXG Cushing® Midstream Energy Fund
113.	NXG NextGen Infrastructure Income Fund
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Funds Trust

123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Perkins Discovery Fund, Series of World Funds Trust
126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.	Plan Investment Fund, Inc.
128.	Point Bridge America First ETF, Series of ETF Series Solutions
129.	Precidian ETFs Trust
130.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	REX ETF Trust
137.	Reynolds Funds, Inc.
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill ETF Trust
144.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Russell Investments Exchange Traded Funds
149.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
150.	Six Circles Trust
151.	Sound Shore Fund, Inc.
152.	SP Funds Trust
153.	Sparrow Funds
154.	Spear Alpha ETF, Series of Listed Funds Trust
155.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
156.	STF Tactical Growth ETF, Series of Listed Funds Trust
157.	Strategic Trust
158.	Strategy Shares
159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.	Tekla World Healthcare Fund
161.	Tema ETF Trust
162.	The 2023 ETF Series Trust
163.	The Community Development Fund
164.	The Cook & Bynum Fund, Series of World Funds Trust
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal Trust I
170.	Tidal Trust II
171.	Tidal Trust III
172.	Tidal Trust IV
173.	TIFF Investment Program
174.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
175.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
176.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
177.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
178.	Timothy Plan International ETF, Series of The Timothy Plan

179.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
180.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
181.	Total Fund Solution
182.	Touchstone ETF Trust
183.	Trailmark Series Trust
184.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
186.	T-Rex 2x Long Ether Daily Target ETF
187.	U.S. Global Investors Funds
188.	Union Street Partners Value Fund, Series of World Funds Trust
189.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
190.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
191.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
192.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
193.	Virtus Stone Harbor Emerging Markets Income Fund
194.	Volatility Shares Trust
195.	WEBs ETF Trust
196.	Wedbush Series Trust
197.	Wellington Global Multi-Strategy Fund
198.	Wilshire Mutual Funds, Inc.
199.	Wilshire Variable Insurance Trust
200.	WisdomTree Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Vice President Vice President	None None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of 1940 Act and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Service Provider	Address
Registrant:	36 North New York Avenue, Huntington, NY 11743
Rational:	207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242

Distributor:	190 Middle Street, Suite 304, Portland, ME 04101
Citi:	3435 Stelzer Road, Columbus, Ohio 43219
Citibank:	388 Greenwich Street, New York, New York 10048
Ashton Thomas Private Wealth, LLC d.b.a Day Hagan Asset Management:	8605 E Raintree Drive, Suite 280, Scottsdale, AZ 85260 1000 South Tamiami Trail, Sarasota, Florida, 34236
Eventide Asset Management, LLC	One International Place, Suite 4210, Boston, MA 02110
Rareview Capital LLC	10785 W. Twain Avenue, Suite 210, Las Vegas, NV, 89135

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

The Registrant undertakes that the Subsidiary and each Director of the Subsidiary hereby consents to service of process within the United States at the address provided in the Registrant’s Statement of Additional Information.

The Registrant further undertakes that the Subsidiary maintains its books and records consistently with the requirements of Section 31 of Investment Company Act of 1940 and rules thereunder, and submits to the examination of its books and records by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Huntington and State of New York, and City of San Juan, Commonwealth of Puerto Rico, on October 27, 2026.

STRATEGY SHARES
By:	/s/ Michael Schoonover
Michael Schoonover
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

/s/ Michael Schoonover	October 27, 2026
Michael Schoonover, President and Principal Executive Officer	Date

/s/ James Szilagyi*	October 27, 2026
James Szilagyi, Treasurer, Principal Financial Officer, and Principal Accounting Officer	Date

/s/ Tobias Caldwell*	October 27, 2026
Tobias Caldwell, Trustee	Date

/s/ Stephen P. Lachenauer*	October 27, 2026
Stephen Lachenauer, Trustee	Date

/s/ Donald McIntosh*	October 27, 2026
Donald McIntosh, Trustee	Date

By:	/s/ Jennifer Bailey
Jennifer Bailey
Attorney-in-Fact

*(Pursuant to Powers of Attorney previously filed: POA-James Szilagyi, POA-Tobias Caldwell, POA-Stephen P. Lachenauer, POA-Donald McIntosh)